UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

333-189870

Forethought Variable Insurance Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska    68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period: 12/31/13

Item 1.  Reports to Stockholders.

Annual Report

December 31, 2013

FVIT Portfolios

FVIT American Funds® Managed Risk Portfolio

FVIT BlackRock Global Allocation Managed Risk Portfolio

FVIT WMC Research Managed Risk Portfolio

FVIT Index Managed Risk Portfolio

FVIT Select Advisor Managed Risk Portfolio

Class II shares

Each a series of the Forethought Variable Insurance Trust

Distributed by Northern Lights Distributors, LLC

Member FINRA

Welcome to our first shareholder letter for the Forethought Variable Insurance Trust (FVIT) Portfolios (the Portfolios).   The Portfolios were launched on October 31, 2013 and are designed to seek to provide capital appreciation and income while seeking to manage volatility for a potentially smoother overall investment experience.

The FVIT Portfolio family is currently comprised of five Portfolios:

➢

FVIT American Funds® Managed Risk Portfolio

➢

FVIT BlackRock Global Allocation Managed Risk Portfolio

➢

FVIT Index Managed Risk Portfolio

➢

FVIT Select Advisor Managed Risk Portfolio

➢

FVIT WMC Research Managed Risk Portfolio

While each of these Portfolios is managed to a specific strategy, they share a common two-pronged investment approach.

I.

Income and capital appreciation component

This portion of each Portfolio’s holdings invests in equity and fixed income instruments using respected asset managers and/or underlying funds, including ETFs. It typically comprises at least 80% of each Portfolio’s net assets under normal market conditions. Forethought Investment Advisors, LLC manages investments and allocations according to each Portfolio’s objective and strategy and through the use of one or more sub-advisors.

II.

Managed Risk Component

The Portfolios share a common risk management strategy designed to potentially accomplish two objectives for each Portfolio:

•

Manage portfolio volatility

•

Mitigate downside risk

In pursuit of these objectives, each Portfolio’s sub-advisor, Milliman Financial Risk Management, primarily uses equity futures contracts for the three following potential benefits:

•

Low cost

•

High levels of liquidity

•

Historic effectiveness

When combined, these two components seek to deliver competitive, but lower, levels of growth than benchmark returns in rising markets in exchange for outperforming benchmark returns during periods of decline.

2013 - A Strong Year for Developed Market Equities

In the United States, the S&P 500 was up 32.4%, while the S&P 400 Midcap index performed slightly better at 33.5% and the Russell 2000 Index (small cap stocks) performed strongest, increasing 38.8%. Solid corporate earnings, increased share buybacks, dividend increases, and corporate mergers, all pushed equities higher in 2013.

International developed markets were led by Japan’s Nikkei 225 index, which rose 59.3%, on the combination of Prime Minister Shinzo Abe pro-business policies and the Bank of Japan’s (BOJ) aggressive quantitative easing program. Europe’s Euro Stoxx 50 was up 22.7%, pushed by data showing that the second quarter marked the end of Europe’s long recession and the continuation of the European Central Bank’s (ECB) accommodative policies.

Emerging markets were the clear laggard in the global equity markets in 2013, with the MSCI Emerging Markets Index falling -2.3%. Concerns of U.S. Federal Reserve (Fed) tapering and it’s possible impact on interest rates and inflation, combined with slowing emerging market economic growth, prompted declines in emerging market currencies and capital outflows. Political unrest in Turkey and Egypt compounded the situation, while in Brazil decreased exports, lower consumer confidence and consumption were occurring simultaneously with a rise in inflation pressure.  Russia, while under less pressure, experienced weak export demand as the continued increase in the supply of oil (primarily from the U.S.) weighed on crude prices.

While 2013 was a strong year for most domestic equity markets with relatively low volatility, the year did not come without setbacks and spikes in volatility.  In late May to early June the S&P 500 dropped -3.6% as fears began to rise about Fed tapering and an economic slowdown in China.  After recovering from an August decline of -4.6%, the S&P 500 fell again in mid-September to early October by -4.1%, the result of the government shutdown over budget appropriations and the Affordable Care Act.

2013 – Modestly Negative Year for Fixed Income

The Fixed Income market (as measured by the Barclays U.S. Aggregate Total Return Index) posted a loss of -2.0% in 2013, largely owing to the Fed’s announcement in May that it may begin to taper its purchases of U.S. Treasury securities (treasuries) and mortgages.

November and December 2013 - A Strong Finish

The domestic stock market continued its positive movement over the final two months of the year, extending a near five year stock rally.   Small cap stocks continued to lead the way with the Russell 2000 Index up 6.1% for November and December, followed closely by the S&P 500 up 5.7%, with the S&P 400 Mid Cap Index up 4.4%. The continuation of rally was based largely on three key factors:

I.

Economic data released was generally positive:

•

The unemployment rate dropped to 7%

•

Third quarter GDP  was strong at 4.1%

•

Manufacturing growth was solid

II.

U.S. Government budget deal – A two year budget deal was struck in December, providing the financial markets with further clarity and hope that economic expansion might continue uninterrupted by congressional brinkmanship.

III.

New Fed Chairwoman - Janet Yellen’s smooth confirmation hearing with the Senate Banking Committee was a positive given her dovish forward guidance on interest rates.

Globally, Japan’s Nikkei 225 Index was up 13.8% on the heels of Japan posting its largest rise in exports in three years. Europe’s Euro Stoxx 50 Index had a modestly positive return rising 1.7%. While the EU economy posted anemic GDP growth of 0.1% during the third quarter, which prompted the ECB to cut its benchmark interest rate for the second time in 2013,   consumer confidence exceeded expectations and manufacturing activity rose to its highest level in 2½ years.  Politically, near term risk subsided in Italy where Prime Minister Enrico Letta won a parliamentary vote of confidence. The final two months of the year saw emerging market stocks decline 2.8%, as the aforementioned concerns of Fed tapering and slowing economic growth in these regions came to fruition.

The fixed income market lost 0.9% as the Fed announced on December 18th that it would start reducing the rate of purchase of treasuries and agency mortgage backed securities. From December 18th through the end of the year, the 5 year treasury rate rose 20 bps from 1.54% to 1.74% and the 10 year treasury rate rose 14 bps from 2.89% to 3.03%.

Management Discussion of Portfolio Performance

See Exhibit A for definitions of benchmarks for each Portfolio.  As volatility remained low during November and December, the managed risk strategy had only a nominal impact, if any, on each Portfolio’s performance.

FVIT American Funds® Managed Risk Portfolio returned 2.80% for November and December 2013 which is between the Portfolio’s benchmark and blended  benchmark returns of 1.68% and 3.73%, respectively.

The following underlying funds contributed positively relative to the returns of our benchmarks:

•

American Funds IS® Growth-Income Fund

•

American Funds IS® Growth Fund

•

American Funds IS® Blue Chip Income and Growth Fund

•

American Funds IS® Global Growth and Income

•

American Funds IS® Global Small Capitalization Fund

The following underlying funds contributed negatively relative to the returns of our benchmarks:

•

American Funds IS® High-Income Bond Fund

•

American Funds IS® Bond Fund

•

American Funds IS® New World Fund

In late November 2013, the American Funds IS® Global Small Capitalization Fund, Class 1 was reduced from 5% to 0% due to the strong performance and valuation of small caps relative to mid and large caps.  Furthermore, American Funds IS® New World Fund, Class 1 was reduced from 5% to 3% given our expectation of the start of Fed tapering in early 2014, which has historically resulted in flows out of emerging markets.  American Funds IS® Blue Chip Income and Growth Fund, Class 1 increased from 5% to 12% of the Fund.   In fixed income, American Funds IS® Bond Fund, Class 1 was reduced from a target allocation of approximately 35% to 20% as American Funds IS® High-Income Bond Fund, Class 1 was increased from 0% to 15% in order to shorten the duration of the Portfolio’s bond exposure and increase yield.

FVIT BlackRock Global Allocation Managed Risk Portfolio returned 2.20% for November and December 2013 which is between the Portfolio’s benchmark and blended  benchmark returns of  1.68% and 3.48%, respectively.

The underlying fund BlackRock Global Allocation V.I. Fund, Class I return was between the returns of the Portfolio’s benchmarks.

FVIT Index Managed Risk Portfolio returned 1.90% for November and December 2013 which is between the Portfolio’s benchmark and  blended benchmark returns of  1.68% and 2.89%, respectively.

The following underlying funds contributed positively relative to the returns of the Portfolio’s benchmarks:

•

iShares Core S&P 500 ETF

•

iShares Russell 1000 ETF

•

iShares Dow Jones U.S. ETF

•

iShares Russell Mid-Cap ETF

•

iShares Russell 2000 ETF

The following underlying funds contributed negatively relative to the returns of the fund’s benchmarks:

•

iShares Floating Rate Bond ETF

•

iShares Intermediate Credit Bond ETF

•

iShares iBoxx $ High Yield Corporate Bond ETF

•

iShares Core Total Aggregate U.S. Bond Market ETF

The following underlying fund’s return was between the returns of the Portfolio’s benchmarks.

•

iShares MSCI EAFE ETF

In late November 2013, we reduced allocations to each of iShares Russell 2000 ETF, iShares Russell 1000 ETF, and iShares Dow Jones US from 5% to 0% due to the strong performance and valuation of small caps relative to mid and large caps, and reduced allocations of iShares MSCI EAFE from 10% to 7.5% given our expectation of the start of Fed tapering in early 2014, which has historically resulted in fund flows out of emerging markets.  We increased the Portfolio’s allocation to the iShares Core S&P 500 ETF from 25% to 42.5% . In fixed income we reduced the Portfolio’s allocation to iShares Core Total Aggregate US Bond ETF (AGG) from 40% to 25% in order to diversify our bond exposure more toward credit and less toward rates, shortening duration 0.7 years while increasing yield.  We reallocated those assets to iShares iBoxx High Yield Corporate Bond, iShares Intermediate Credit Bond, and iShares Floating Rate Bond, which was designed to diversify the Portfolio’s portfolio away from U.S. Government securities (the AGG contains significant exposure to U.S. Government debt) toward credit risk, as well as mitigating the risk of rising rates.

FVIT Select Advisor Managed Risk Portfolio returned 2.40% for November and December 2013 which is below the Portfolio’s benchmark and blended benchmark returns of  2.59% and 4.58%, respectively.

The following underlying funds contributed positively relative to the returns of the Portfolio’s benchmarks:

•

iShares Core S&P 500 ETF

•

Putnam VT Equity Income Fund

•

American Century VP Value Fund

•

MFS® Growth Series

The following underlying fund contributed negatively relative to the returns of the Portfolio’s benchmarks:

•

MFS® Research Bond Series

The returns of the following underlying funds were each between the returns of the Portfolio’s benchmarks.

•

Invesco V.I. International Growth Fund, Series I

•

Invesco V.I. Core Equity Fund, Series I

•

American Century VP Mid Cap Value Fund, Class I

FVIT WMC Research Managed Risk Portfolio returned 3.10% for November and December 2013 which is between the Portfolio’s benchmark and blended benchmark returns of  1.68% and 3.73%, respectively.

Equity outperformance versus the benchmark was driven by security selection, particularly in Healthcare (pharmaceuticals and biotechnology), consumer staples (food and beverage), and telecommunications (wireless carriers). This was partially offset by weaker security selection in energy, financials, and consumer discretionary.

Top contributors to relative performance of the equity portion of the Portfolio during the period included Monster Beverage (consumer staples) and Forest Labs (health care). Shares of Monster Beverage, a US-based maker of nonalcoholic beverages, outperformed during the period owing to signs of a re-acceleration in US sales growth. Forest Labs, a primary care and mass-market focused specialty pharmaceutical company, saw shares rally as earnings exceeded expectations on lower costs, while the company’s new CEO announced further cost cutting plans and an accretive new drug acquisition.

Top detractors from relative performance of the equity portion of the Portfolio during the period included Cobalt International Energy (energy) and Lululemon Athletica (consumer discretionary).  Following disappointing drilling results this summer, shares of Cobalt International Energy, a US-based oil-focused exploration and production company, remained under pressure as investors maintained a high hurdle rate for the company. Shares of Lululemon Athletica, a North American-based manufacturer and retailer of athletic apparel, fell as the company’s fourth quarter and full-year guidance disappointed investors.

The fixed income portion of the Portfolio underperformed its benchmark during the period. The portfolio did not hold exposure to investment grade corporate bonds, which was the primary driver of underperformance. The Portfolio’s duration and yield curve positioning added to relative results as interest rates rose over the period.  Security selection within agency mortgage-backed securities (MBS) was also a positive contributor to relative performance, as changes to, and expectations for, the Fed’s asset-purchase program continued to be the biggest driver of MBS performance.

2014 Outlook

The critical relationship between Employment, Oil Prices, Inflation, Growth and the Capital Markets

Employment - Unemployment in the U.S. is slowly but steadily declining, finishing 2013 at 7.0%, down   -0.8% points from where it began the year.  While optically that appears to be substantial progress, some of the improvement is the result of people leaving the workforce rather than finding jobs.  This decline in the labor pool, rather than the number of employed Americans, means that there remains a degree of slack in the labor market.  This phenomenon is evidenced by the circled section of [Figure 1].

We believe a driver of this phenomenon is the continued corporate investment in technology, which improves productivity and margins but lowers the need to hire employees.  Compounding the impact of technology is its ever-declining price, which not only provides further corporate margin enhancement, but also acts as a deflationary tool that helps keep interest rates low.

The continuing change in what and how the U.S. economy produces goods and services requires more training/education to solve the job mismatch problem, which in turn takes time and resources.   We believe that the continued rise in healthcare and retirement costs also prompts corporate management teams to seek often cheaper, more productive technology solutions versus hiring people.    Finally, aging demographics and decreased income from retirement assets are forcing people to work longer.  As a result, while we believe  that the headline unemployment rate will continue to come down as the economy improves, the combination of these factors, not only here in the U.S. but also globally, may serve to keep the “shadow” unemployment rate, or the underemployment rate, from coming down at a faster pace.

U.S. Oil and Natural Gas Renaissance - Although this phenomenon, as shown in [Figure 2], has been well-documented in the press as it decreases our energy dependency on the politically volatile Middle East, we believe the potential impact on the broader capital markets deserves additional attention.

The growth in domestic oil and natural gas production is deflationary, helping both consumers and businesses. Lower levels of inflation serve to keep interest rates lower for longer.  As oil imports slow, the U.S. economy can run closer to a trade surplus, which could result in moderate inflation and a stronger dollar.

Inflation - The combination of slack in the labor force, slow economic growth and the oil/natural gas renaissance have helped keep inflation rates low despite broad accommodative fiscal policy from the world’s central banks. As shown in [Figure 3], the Consumer Price Index (CPI) including energy is running lower than CPI excluding energy for the first time in over a decade (excluding recessions).

It appears that inflation will be somewhat muted for a while. A note of caution however; there is increasing support around the globe for higher wages due to scale of income disparity between rich and poor.  Together with growing economies, tightening labor markets could lead to rising inflation, which could have a meaningful impact on the overall capital markets.

Drivers of Growth are in Place

Macro Economy - We expect the macroeconomic backdrop of growth and low inflation to be maintained.  Four of the world’s largest economies (U.S., China, Japan, and Europe) continue to grow, albeit at different rates, and we believe there is a low probability of recession in these economies.  Growth in the U.S. is likely to be stronger in 2014 relative to 2013, as personal consumption improves due to lower unemployment and a decrease tax burden relative to income growth.   Europe is still deleveraging relative to the U.S., however we believe that an improved banking sector should result in an increase in lending and resultant GDP growth.  Japan is continuing down the path of structural reforms while inflation appears to be increasing but contained.

Monetary Policy - Janet Yellen, recently confirmed as Fed Chairwoman, has signaled that the Fed will keep interest rates low for an extended period of time.  The ECB and BOJ remain firmly on the path of continued accommodative monetary policy, while in the periphery economies of Europe the probability of extreme risks appear to have diminished.

U.S. Fiscal Policy - Congress’ two-year budget deal in December 2013 ensures government funding and reduces the risk of political brinksmanship impacting the economy in 2014, as it has so often recently.

Decreased U.S. Leverage – In recent years, the monetary policy-driven U.S. economy has been living with financial repression to reduce the leverage burden.  Corporations, households and the banking sector have significantly deleveraged, the emergence from which should have a positive economic impact on growth.  The increased tax revenue from an improving economy has helped our government debt burden.   Finally, the combination of strong equity markets, increased home values, and decreased leverage has left the American consumer with their highest net worth since before the financial crisis.

Corporate Actions - Corporate stock buybacks, dividends, and merger and acquisitions helped push stock prices higher.  Given the low cost of borrowing relative to the cost of equity capital, we expect this trend to continue in 2014 as CEOs and CFOs look to boost return on equity in a still relatively slow revenue growth environment.

Risks and Concerns

While we begin 2014 on a positive note from a political and economic stability standpoint, we continue to have some concerns.

Valuations -   In our view, the primary risk in 2014 versus a year ago is significantly higher valuations. The substantial stock market returns in the U.S. in 2013 were driven by an expansion of the average forward price-to-earnings (P/E) ratio of companies in the S&P 500 Index from 12.7 at year-end 2012 to 15.4 at year-end 2013, which translates into a lower margin for error for policymakers, corporations, and investors.

Fed Tapering - The markets have had eight months to analyze and adjust to the Fed’s tapering program. As the Fed’s unwind of its quantitative easing program is unprecedented, we remain concerned that any misstep in execution or communication could be disruptive to the capital markets.

China - In March, China completed its once-a-decade leadership change and is in the midst of tackling major issues. China’s economy is slowing and the government is trying to transition the economy from being export driven to being more consumer driven.  They are attempting to implement structural reforms, wrestling with residential and commercial real estate values, and trying to keep social unrest to a minimum.   The Peoples Bank of China (PBOC) attempt to rein in lending by increasing interbank lending rates has caused numerous liquidity problems and heightened concerns that it may lead to further economic slowdown. China’s military has increased its presence in territorial disputes with Japan. Given the magnitude of managing these often conflicting goals, we expect this process at times to add volatility to global capital markets.

Emerging Markets – As the Fed tapers and developed economy growth rates rise, we are concerned about potential stress in emerging markets, whose economies are slowing, where political unrest is rising, and where capital outflows are increasing inflationary pressures.

Developed Country Structural Reforms - We believe that US political and fiscal issues remain as social security, healthcare, Medicare/Medicaid, tax reform, and the debt ceiling remain far from solved. Europe still requires significant structural reform in terms of labor laws to expand currently low growth rates.

Portfolio Positioning

Equities - Based on our outlook, we currently favor U.S and developed market equities, particularly those countries in Europe and Asia that are experiencing economic growth with low inflation, have accommodative monetary policies, and have stable political foundations.   We remain less constructive on, and thus have limited exposure to, emerging markets across the Portfolios however we continue to assess these markets for opportunities.

Fixed Income - All five of the Portfolios have some allocation to fixed income as a diversification benefit to prudent portfolio management.  There has been much discussion in the media about potentially rising interest rate risk.  A topic that doesn’t get much press, however, is the shortfall in fixed income supply versus demand. Corporations have largely refinanced their balance sheets and are sitting on one of the largest stockpiles of cash in history.  As the deficit shrinks, the U.S. Treasury’s issuance of securities is trending down.  Numerous large pension funds are on track to be fully funded and will likely increasingly attempt to permanently offset their liabilities by purchasing bonds.  While we are concerned about potentially rising interest rates, we are not overly concerned about a substantial rise in domestic interest rates due to this supply shortfall and low levels of inflation.  That said, we have increased credit exposure and shortened duration to mitigate the risk of rising rates. We continue to favor domestic and developed country bonds over emerging market bonds.

Risk Management - We will continue to seek to balance out the Portfolios’ volatility and to help mitigate the impact of extreme risks.  If the concerns outlined above, or other, perhaps unseen events unfold in the capital markets and cause volatility to increase, we would expect to increase risk management activity in each Portfolio.  If volatility remains at its current low level, however, we would expect that cash and related futures allocations to be at the lower end of the expected range of 0-20% for each Portfolio.

Thank you for your interest in the Portfolios.  We wish you a safe, healthy, and prosperous new year.

Sincerely,

Eric Todd, CFA

Cameron Jeffreys, CFA

Co-Portfolio Manager

Co-Portfolio Manager

Exhibit A
Portfolio	Benchmark	Blended Benchmark
FVIT American Funds® Managed Risk Portfolio	S&P Target Risk Moderate Index	35% Barclays Aggregate Bond Index; 10% S&P 500 Daily Risk Controlled 10% Index; 55% S&P 500 Daily Risk Controlled 12% Index
FVIT BlackRock Global Allocation Managed Risk Portfolio	S&P Target Risk Moderate Index	40% Barclays Aggregate Bond Index; 60% S&P 500 Daily Risk Controlled 12% Index
FVIT Index Managed Risk Portfolio	S&P Target Risk Moderate Index	45% Barclays Aggregate Bond Index; 20% S&P 500 Daily Risk Controlled 10% Index; 35% S&P 500 Daily Risk Controlled 12% Index
FVIT Select Advisor Managed Risk Portfolio	S&P Target Risk Growth Index	25% Barclays Aggregate Bond Index; 75% S&P 500 Daily Risk Controlled 12% Index
FVIT WMC Research Managed Risk Portfolio	S&P Target Risk Moderate Index	35% Barclays Aggregate Bond Index; 10% S&P 500 Daily Risk Controlled 10% Index; 55% S&P 500 Daily Risk Controlled 12% Index

The indices shown are for informational purposes only and are not reflective of any investment.   As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features.  Past performance is no guarantee of future results.

This report contains the current opinions of Forethought Investment Advisors, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, a Portfolio’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Index Definitions: Additional information and a detailed index methodology can be found on the web sites

https://ecommerce.barcap.com/indices/index.dxml and www.spindices.com.

Barclays Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

S&P Target Risk Moderate Index provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities.

S&P Target Risk Growth Index which offers increased exposure to equities, while also using some fixed income exposure to diversify risk.

S&P 500 Daily Risk Controlled 10% Index represents a portfolio of the S&P 500 Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 10% level of volatility. Volatility is calculated as a function of historical returns.

S&P 500 Daily Risk Controlled 12% Index represents a portfolio of the S&P 500 Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 12% level of volatility. Volatility is calculated as a function of historical returns.

FVIT American Funds® Managed Risk Portfolio
Portfolio Review
December 31, 2013 (Unaudited)

The Portfolio's performance figures* for the period ended December 31, 2013, as compared to its benchmark:

Performance
Since Inception**
FVIT American Funds® Managed Risk Portfolio
Class II	2.80%
S&P 500 Target Risk Moderate Total Return Index	1.68%
Blended Index - 35% - Barclays Aggregate Bond Index
10% - S&P 500 Daily Risk Controlled 10% Index
55% - S&P 500 Daily Risk Controlled 12% Index	3.73%

* The performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

** Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Total Return Index is one of four multi-asset class indices that compose the S&P Target Risk Series.  The S&P Target Risk Moderate Total Return Index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities.

The Barclays U.S. Aggregate index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes government securities, mortgage-backed securities, asset-backed securities and corporate securities all with a maturity of greater than one year.

S&P 500 Risk Control™ Indices rely on the existing S&P 500 methodology and overlay mathematical algorithms to control the index risk profiles at specific volatility targets.  The indices dynamically rebalance exposure to maintain 5%,10%, 12%, or 15% volatility targets.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Debt Funds	31.2%
Equity Funds	58.2%
Other Assets Less Liabilities	10.6%
100.0%

FVIT BlackRock Global Allocation Managed Risk Portfolio
Portfolio Review
December 31, 2013 (Unaudited)

The Portfolio's performance figures* for the period ended December 31, 2013, as compared to its benchmark:

Performance
Since Inception**
FVIT BlackRock Global Allocation Managed Risk Portfolio
Class II	2.20%
S&P 500 Target Risk Moderate Total Return Index	1.68%
Blended Index - 40% - Barclays Aggregate Bond Index
60% - S&P 500 Daily Risk Controlled 12% Index	3.48%

* The performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

** Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Total Return Index is one of four multi-asset class indices that compose the S&P Target Risk Series.  The S&P Target Risk Moderate Total Return Index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities.

The Barclays U.S. Aggregate index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes government securities, mortgage-backed securities, asset-backed securities and corporate securities all with a maturity of greater than one year.

S&P 500 Risk Control™ Indices rely on the existing S&P 500 methodology and overlay mathematical algorithms to control the index risk profiles at specific volatility targets.  The indices dynamically rebalance exposure to maintain 5%,10%, 12%, or 15% volatility targets.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Equity Fund	87.4%
Other Assets Less Liabilities	12.6%
100.0%

FVIT WMC Research Managed Risk Portfolio
Portfolio Review
December 31, 2013 (Unaudited)

The Portfolio's performance figures* for the period ended December 31, 2013, as compared to its benchmark:

Performance
Since Inception**
FVIT WMC Research Managed Risk Portfolio
Class II	3.10%
S&P 500 Target Risk Moderate Total Return Index	1.68%
Blended Index - 35% - Barclays Aggregate Bond Index
10% - S&P 500 Daily Risk Controlled 10% Index
55% - S&P 500 Daily Risk Controlled 12% Index	3.73%

* The performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

** Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Total Return Index is one of four multi-asset class indices that compose the S&P Target Risk Series.  The S&P Target Risk Moderate Total Return Index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities.

The Barclays U.S. Aggregate index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes government securities, mortgage-backed securities, asset-backed securities and corporate securities all with a maturity of greater than one year.

S&P 500 Risk Control™ Indices rely on the existing S&P 500 methodology and overlay mathematical algorithms to control the index risk profiles at specific volatility targets.  The indices dynamically rebalance exposure to maintain 5%,10%, 12%, or 15% volatility targets.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stock	55.7%
Equity Fund	1.9%
Commercial Mortgage Backed Securities	0.7%
Mortgage Backed Securities	7.3%
U.S. Treasury Securities	18.6%
Other Assets Less Liabilities	15.8%
100.0%

FVIT Index Managed Risk Portfolio
Portfolio Review
December 31, 2013 (Unaudited)

The Portfolio's performance figures* for the period ended December 31, 2013, as compared to its benchmark:

Performance
Since Inception**
FVIT Index Managed Risk Portfolio
Class II	1.90%
S&P 500 Target Risk Moderate Total Return Index	1.68%
Blended Index - 45% - Barclays Aggregate Bond Index
20% - S&P 500 Daily Risk Controlled 10% Index
35% - S&P 500 Daily Risk Controlled 12% Index	2.89%

* The performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

** Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Total Return Index is one of four multi-asset class indices that compose the S&P Target Risk Series.  The S&P Target Risk Moderate Total Return Index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities.

The Barclays U.S. Aggregate index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes government securities, mortgage-backed securities, asset-backed securities and corporate securities all with a maturity of greater than one year.

S&P 500 Risk Control™ Indices rely on the existing S&P 500 methodology and overlay mathematical algorithms to control the index risk profiles at specific volatility targets.  The indices dynamically rebalance exposure to maintain 5%,10%, 12%, or 15% volatility targets.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Debt Funds	35.5%
Equity Funds	43.5%
Other Assets Less Liabilities	21.0%
100.0%

FVIT Select Advisor Managed Risk Portfolio
Portfolio Review
December 31, 2013 (Unaudited)

The Portfolio's performance figures* for the period ended December 31, 2013, as compared to its benchmark:

Performance
Since Inception**
FVIT Select Advisor Managed Risk Portfolio
Class II	2.40%
S&P 500 Target Risk Growth Total Return Index	2.59%
Blended Index - 25% - Barclays Aggregate Bond Index
75% - S&P 500 Daily Risk Controlled 12% Index	4.58%

* The performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

** Commencement of operations is October 31, 2013.

The S&P Target Risk® Growth Total Return Index is one of four multi-asset class indices that compose the S&P Target Risk Series. The S&P Target Risk Growth Total Return Index increases exposure to equities, while also providing limited fixed income exposure to diversify risk.

The Barclays U.S. Aggregate index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes government securities, mortgage-backed securities, asset-backed securities and corporate securities all with a maturity of greater than one year.

S&P 500 Risk Control™ Indices rely on the existing S&P 500 methodology and overlay mathematical algorithms to control the index risk profiles at specific volatility targets.  The indices dynamically rebalance exposure to maintain 5%,10%, 12%, or 15% volatility targets.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Equity Funds	67.2%
Debt Funds	22.2%
Other Assets Less Liabilities	10.6%
100.0%

FVIT American Funds® Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2013

Shares		Value
	VARIABLE INSURANCE TRUSTS- 89.4%
	DEBT FUNDS - 31.2%
107,654	American Funds Insurance Series - Bond Fund	$ 1,155,122
78,013	American Funds Insurance Series - High-Income Bond Fund	868,281
		2,023,403
	EQUITY FUNDS - 58.2%
52,989	American Funds Insurance Series - Blue Chip Income and Growth Fund	695,210
23,076	American Funds Insurance Series - Global Growth and Income Fund	289,140
14,771	American Funds Insurance Series - Growth Fund	1,160,125
28,562	American Funds Insurance Series - Growth-Income Fund	1,448,661
6,916	American Funds Insurance Series - New World Fund	173,460
		3,766,596
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $5,756,457)	5,789,999

	TOTAL INVESTMENTS - 89.4% (Cost - $5,756,457)(a)	$ 5,789,999
	OTHER ASSETS LESS LIABILITIES - NET - 10.6%	684,467
	TOTAL NET ASSETS - 100.0%	$ 6,474,466

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $5,759,832
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appreciation:	$ 66,727
	Unrealized Depreciation:	(33,185)
	Net Unrealized Appreciation:	$ 33,542

Contracts	OPEN LONG FUTURES CONTRACTS	Unrealized Appreciation
2	S&P 500 E-Mini March 2014
	(Underlying Face Amount at Value $184,125)	$ 3,375

See accompanying notes to financial statements.

FVIT BlackRock Global Allocation Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2013

Shares		Value
VARIABLE INSURANCE TRUSTS - 87.4%
EQUITY FUND - 87.4%
418,119	BlackRock Global Allocation V.I. Fund (Cost - $7,512,584)	$ 7,363,078

	TOTAL INVESTMENTS - 87.4% (Cost - $7,512,584)(a)	$ 7,363,078
	OTHER ASSETS LESS LIABILITIES -NET - 12.6%	1,064,907
	TOTAL NET ASSETS - 100.0%	$ 8,427,985

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $7,516,474 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appreciation:	$ -
	Unrealized Depreciation:	(149,506)
	Net Unrealized Depreciation:	$ (149,506)

Contracts	OPEN LONG FUTURES CONTRACTS	Unrealized Appreciation
2	S&P 500 E-Mini March 2014
	(Underlying Face Amount at Value $184,125)	$ 3,890

See accompanying notes to financial statements.

FVIT WMC Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2013
Shares		Value
	COMMON STOCK - 55.7%
	ADVERTISING - 0.2%
2,875	The Interpublic Group of Cos., Inc.	$ 50,888

	AEROSPACE/DEFENSE - 1.7%
654	The Boeing Co.	89,264
270	Curtiss-Wright Corp.	16,802
528	Lockheed Martin Corp.	78,492
717	Raytheon Co.	65,032
1,202	United Technologies Corp.	136,788
		386,378
	AGRICULTURE - 1.9%
4,829	Altria Group, Inc.	185,385
3,221	Lorillard, Inc.	163,240
973	Philip Morris International, Inc.	84,777
		433,402
	AIRLINES - 0.3%
1,435	American Airlines Group, Inc. *	36,234
501	Delta Air Lines, Inc.	13,762
230	United Continental Holdings, Inc. *	8,701
		58,697
	BANKS - 3.7%
5,975	Citigroup, Inc.	311,357
2,480	The PNC Financial Services Group, Inc.	192,398
666	UBS AG	12,821
6,904	Wells Fargo & Co.	313,442
		830,018
	BEVERAGES - 2.2%
2,006	Anheuser-Busch InBev NV - ADR	213,559
957	Diageo PLC - ADR	126,726
2,244	Monster Beverage Corp. *	152,076
		492,361
	BIOTECHNOLOGY - 1.4%
271	Alnylam Pharmaceuticals, Inc. *	17,433
2,315	Arena Pharmaceuticals, Inc. *	13,543
1,915	BioCryst Pharmaceuticals, Inc. *	14,554
2,582	Exelixis, Inc. *	15,828
1,221	Gilead Sciences, Inc. *	91,758
337	ImmunoGen, Inc. *	4,944
280	Karyopharm Therapeutics, Inc. *	6,418
1,571	Novavax, Inc. *	8,044
505	NPS Pharmaceuticals, Inc. *	15,332
881	Prothena Corp. PLC *	23,364
207	PTC Therapeutics, Inc. *	3,513

See accompanying notes to financial statements.

FVIT WMC Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013
Shares		Value
	BIOTECHNOLOGY - 1.4% (Continued)
153	Puma Biotechnology, Inc. *	$ 15,840
300	Regeneron Pharmaceuticals, Inc. *	82,572
245	Seattle Genetics, Inc. *	9,773
		322,916
	CHEMICALS - 0.8%
815	Cabot Corp.	41,891
570	Celanese Corp.	31,527
362	LyondellBasell Industries NV	29,061
674	The Dow Chemical Co.	29,926
303	The Sherwin-Williams Co.	55,601
		188,006
	COAL - 0.1%
643	CONSOL Energy, Inc.	24,460

	COMMERCIAL SERVICES - 1.8%
1,153	Automatic Data Processing, Inc.	93,174
316	Equifax, Inc.	21,832
740	EVERTEC, Inc.	18,248
600	Global Payments, Inc.	38,994
858	Heartland Payment Systems, Inc.	42,763
2,910	Hertz Global Holdings, Inc. *	83,284
213	Manpowergroup, Inc.	18,288
958	Vantiv, Inc. - Cl. A *	31,240
541	WEX, Inc. *	53,575
		401,398
	COMPUTERS - 3.3%
1,260	Accenture PLC - Cl. A	103,597
670	Apple, Inc.	375,944
720	Cadence Design Systems, Inc. *	10,094
730	Cognizant Technology Solutions Corp. - Cl. A *	73,715
6,353	EMC Corp/MA	159,778
310	MICROS Systems, Inc. *	17,785
		740,913
	COSMETICS/PERSONAL CARE - 0.2%
609	Colgate-Palmolive Co.	39,713
797	Coty Inc. - Cl. A	12,154
		51,867
	DIVERSIFIED FINANCIAL SERVICES - 1.8%
777	Ameriprise Financial, Inc.	89,394
130	Artisan Partners Asset Management Inc. - Cl. A	8,475
153	BlackRock, Inc. - Cl. A	48,420
202	IntercontinentalExchange Group, Inc.	45,434
413	LPL Financial Holdings, Inc.	19,423

See accompanying notes to financial statements.

FVIT WMC Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013
Shares		Value
	DIVERSIFIED FINANCIAL SERVICES - 1.8% (Continued)
260	Stifel Financial Corp. *	$ 12,459
705	TD Ameritrade Holding Corp.	21,601
88	Virtus Investment Partners, Inc. *	17,604
547	Visa, Inc. - Cl. A	121,806
734	WisdomTree Investments, Inc. *	12,999
		397,615
	ELECTRIC - 2.3%
1,876	Dominion Resources, Inc./VA	121,358
944	Duke Energy Corp.	65,145
1,486	NextEra Energy, Inc.	127,231
1,744	Northeast Utilities	73,928
360	NRG Yield, Inc. - Cl. A	14,404
1,015	OGE Energy Corp.	34,409
1,791	PG&E Corp.	72,141
		508,616
	ELECTRONICS - 0.7%
561	Agilent Technologies, Inc.	32,084
1,240	Honeywell International, Inc.	113,299
		145,383
	ENERGY-ALTERNATE SOURCES - 0.1%
341	Pattern Energy Group, Inc. - Cl. A	10,336

	ENGINEERING & CONSTRUCTION - 0.2%
1,178	KBR, Inc.	37,566

	ENTERTAINMENT - 0.1%
484	DreamWorks Animation SKG, Inc. - Cl. A *	17,182

	FOOD - 0.9%
629	Kraft Foods Group, Inc.	33,916
3,724	Mondelez International, Inc. - Cl. A	131,457
1,383	WhiteWave Foods Co. - Cl. A *	31,726
		197,099
	FOREST PRODUCTS & PAPER - 0.2%
1,133	International Paper Co.	55,551

	HEALTHCARE-PRODUCTS - 1.5%
1,816	Covidien PLC	123,670
1,983	Medtronic, Inc.	113,804
553	St. Jude Medical, Inc.	34,258
702	Stryker Corp.	52,748
		324,480

See accompanying notes to financial statements.

FVIT WMC Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013
Shares		Value
	HEALTHCARE-SERVICES - 1.0%
850	Aetna, Inc.	$ 58,301
1,608	HCA Holdings, Inc. *	76,718
1,232	UnitedHealth Group, Inc.	92,770
		227,789
	INSURANCE - 2.9%
1,069	Aflac, Inc.	71,409
2,641	American International Group, Inc.	134,823
661	Aon PLC	55,451
2,684	Hartford Financial Services Group, Inc.	97,241
1,646	Marsh & McLennan Cos., Inc.	79,601
925	Prudential Financial, Inc.	85,304
1,105	The Allstate Corp.	60,267
2,194	XL Group PLC	69,857
		653,953
	INTERNET - 4.0%
413	Amazon.com, Inc. *	164,700
3,126	eBay, Inc. *	171,586
203	Google, Inc. - Cl. A *	227,504
296	LinkedIn Corp. - Cl. A *	64,182
63	Netflix, Inc. *	23,195
2,791	Pandora Media, Inc. *	74,241
73	priceline.com, Inc. *	84,855
2,146	Yahoo!, Inc. *	86,784
		897,047
	IRON/STEEL - 0.2%
297	Allegheny Technologies, Inc.	10,582
366	Carpenter Technology Corp.	22,765
50	Nucor Corp.	2,669
172	Universal Stainless & Alloy Products, Inc. *	6,202
		42,218
	LEISURE TIME - 0.1%
939	Norwegian Cruise Line Holdings, Ltd. *	33,306

	LODGING - 0.5%
330	Hilton Worldwide, Inc. *	7,342
1,284	Wyndham Worldwide Corp.	94,618
		101,960
	MEDIA - 1.9%
200	Charter Communications, Inc. *	27,352
1,880	Comcast Corp.	97,694
600	DIRECTV *	41,454
886	Nielsen Holdings NV	40,659
947	Time Warner, Inc.	66,025

See accompanying notes to financial statements.

FVIT WMC Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013
Shares		Value
	MEDIA - 1.9% (Continued)
2,043	The Walt Disney Co.	$ 156,085
		429,269
	METAL FABRICATE/HARDWARE - 0.1%
76	Precision Castparts Corp.	20,467

	MINING - 0.1%
1,230	Luxfer Holdings PLC - ADR	25,658

	MISCELLANEOUS MANUFACTURING - 1.7%
1,260	Danaher Corp.	97,272
604	Dover Corp.	58,310
872	Eaton Corp. PLC	66,377
1,023	Illinois Tool Works, Inc.	86,014
953	Pentair, Ltd.	74,020
		381,993
	OIL & GAS - 4.2%
5,427	Alon USA Energy, Inc.	89,763
860	Anadarko Petroleum Corp.	68,215
400	Atmos Energy Corp.	18,168
1,148	Chevron Corp.	143,397
9,069	Cobalt International Energy, Inc. *	149,185
1,567	Exxon Mobil Corp.	158,580
797	HollyFrontier Corp.	39,603
945	Laredo Petroleum Holdings, Inc. *	26,167
132	Marathon Petroleum Corp.	12,108
1,101	Patterson-UTI Energy, Inc.	27,877
626	Pioneer Natural Resources Co.	115,228
431	Range Resources Corp.	36,338
3,280	Talisman Energy, Inc.	38,212
270	Valero Energy Corp.	13,608
		936,449
	OIL & GAS SERVICES - 0.3%
448	Halliburton Co.	22,736
1,647	Superior Energy Services, Inc. *	43,827
		66,563
	PACKAGING & CONTAINERS - 0.5%
1,728	Ball Corp.	89,268
854	Owens-Illinois, Inc. *	30,556
		119,824
	PHARMACEUTICALS - 4.2%
1,382	Abbott Laboratories	52,972
568	Actavis PLC *	95,424
233	Aerie Pharmaceuticals, Inc. *	4,185

See accompanying notes to financial statements.

FVIT WMC Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013
Shares		Value
	PHARMACEUTICALS - 4.2% (Continued)
900	Alkermes PLC *	$ 36,594
2,184	Bristol-Myers Squibb Co.	116,080
605	Cardinal Health, Inc.	40,420
1,149	Eli Lilly & Co.	58,599
1,360	Forest Laboratories, Inc. *	81,641
1,572	Ironwood Pharmaceuticals, Inc. - Cl. A *	18,251
1,378	Johnson & Johnson	126,211
765	McKesson Corp.	123,471
2,808	Merck & Co., Inc.	140,540
500	Relypsa, Inc. *	12,500
296	Salix Pharmaceuticals, Ltd. *	26,622
440	TESARO, Inc. *	12,426
510	Tetraphase Pharmaceuticals, Inc. *	6,895
		952,831
	PIPELINES - 0.3%
1,731	Enbridge, Inc.	75,610

	REAL ESTATE INVESTMENT TRUSTS - 1.1%
620	American Tower Corp.	49,488
169	AvalonBay Communities, Inc.	19,981
207	Public Storage	31,158
482	Simon Property Group, Inc.	73,341
2,176	Weyerhaeuser Co.	68,696
		242,664
	RETAIL - 3.3%
245	AutoZone, Inc. *	117,095
2,497	Best Buy Co., Inc.	99,580
1,511	CVS Caremark Corp.	108,142
1,669	Dollar Tree, Inc. *	94,165
3,708	Lowe's Cos., Inc.	183,731
1,039	Lululemon Athletica, Inc. *	61,332
1,384	Walgreen Co.	79,497
		743,542
	SEMICONDUCTORS - 1.2%
137	ASML Holding NV - ADR	12,837
1,367	Broadcom Corp.	40,532
657	Maxim Integrated Products, Inc.	18,337
2,679	QUALCOMM, Inc.	198,916
		270,622
	SOFTWARE - 1.1%
1,259	Akamai Technologies, Inc. *	59,400
1,098	Autodesk, Inc. *	55,262
447	Envestnet, Inc. *	18,014

See accompanying notes to financial statements.

FVIT WMC Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013
Shares				Value
	SOFTWARE - 1.1% (Continued)
2,961	Microsoft Corp.			$ 110,830
				243,506
	TELECOMMUNICATIONS - 1.1%
5,856	Juniper Networks, Inc. *			132,170
3,149	T-Mobile US, Inc.			105,932
				238,102
	TRANSPORTATION - 0.5%
384	FedEx Corp.			55,208
133	Genesee & Wyoming, Inc. *			12,775
221	JB Hunt Transport Services, Inc.			17,083
118	Kansas City Southern			14,612
170	Norfolk Southern Corp.			15,781
				115,459

	TOTAL COMMON STOCK (Cost - $11,861,034)			12,493,964

	EXCHANGE TRADED FUNDS - 1.9%
	EQUITY FUND - 1.9%
2,353	SPDR S&P 500 ETF Trust (Cost - $416,848)			434,529

Principal Amount ($)		Coupon Rate (%)	Maturity
	COMMERCIAL MORTGAGE BACKED SECURITIES - 0.7%
35,000	JP Morgan Chase Commercial Mortgage Securities Trust	5.3990	5/15/2045	38,130
100,000	LB-UBS Commercial Mortgage Trust 2006-C6	5.3720	9/15/2039	109,080
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost - $147,703)			147,210

	MORTGAGE BACKED SECURITIES - 7.3%
	FEDERAL HOME LOAN MORTGAGE CORP. - 1.8%
50,000	Freddie Mac +	4.5000	1/1/2044	52,904
50,000	Freddie Mac +	5.0000	1/1/2044	53,922
50,000	Freddie Mac +	5.5000	1/1/2044	54,609
39,712	Freddie Mac Gold Pool	2.5000	10/1/2028	39,390
24,730	Freddie Mac Gold Pool	3.0000	9/1/2028	25,214
69,443	Freddie Mac Gold Pool	3.0000	2/1/2043	65,871
64,695	Freddie Mac Gold Pool	3.5000	10/1/2043	64,265
49,712	Freddie Mac Gold Pool	4.0000	10/1/2043	51,105
				407,280
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.6%
50,000	Fannie Mae +	3.5000	1/1/2026	52,287
100,000	Fannie Mae +	4.5000	1/1/2044	105,957

See accompanying notes to financial statements.

FVIT WMC Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013
Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.6% (Continued)
50,000	Fannie Mae +	5.0000	1/1/2044	$ 54,301
50,000	Fannie Mae +	5.5000	1/1/2044	54,998
75,000	Fannie Mae +	6.0000	1/1/2044	83,186
54,485	Fannie Mae Pool	2.5000	4/1/2028	53,986
129,531	Fannie Mae Pool	3.0000	7/1/2043	123,114
39,490	Fannie Mae Pool	3.0000	10/1/2028	40,334
124,291	Fannie Mae Pool	3.5000	5/1/2043	123,597
103,862	Fannie Mae Pool	4.0000	11/1/2043	106,987
				798,747
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.9%
100,000	Ginnie Mae +	4.5000	1/1/2044	106,914
50,000	Ginnie Mae +	5.0000	1/1/2044	54,193
89,348	Ginnie Mae II Pool	3.0000	12/20/2042	86,511
109,277	Ginnie Mae II Pool	3.5000	7/20/2043	110,483
69,706	Ginnie Mae II Pool	4.0000	9/20/2043	72,638
				430,739
	TOTAL MORTGAGE BACKED SECURITIES (Cost - $1,646,223)			1,636,766

	U.S. TREASURY SECURITIES - 18.6%
45,000	United States Treasury Bond	2.7500	11/15/2023	44,023
495,000	United States Treasury Bond	3.6250	8/15/2043	467,465
30,000	United States Treasury Bond	3.7500	11/15/2043	28,997
3,035,000	United States Treasury Note	0.7500	10/31/2017	2,979,280
680,000	United States Treasury Note	2.5000	8/15/2023	653,012
	TOTAL U.S. TREASURY SECURITIES (Cost - $4,233,496)			4,172,777

	TOTAL INVESTMENTS - 84.2% (Cost - $18,305,304)(a)			$ 18,885,246
	OTHER ASSETS LESS LIABILITIES - NET - 15.8%			3,539,138
	TOTAL NET ASSETS - 100.0%			$ 22,424,384

* Non-income producing security.
+ All or a portion of these To Be Announced Securities (TBAs) are subject to dollar-roll transactions.
ADR - American Depositary Receipt
(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $18,331,912 market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appreciation:			$ 799,874
	Unrealized Depreciation:			(228,402)
	Net Unrealized Appreciation:			$ 571,472

Contracts	OPEN LONG FUTURES CONTRACTS			Unrealized Appreciation
5	S&P 500 E-Mini December 2013
	(Underlying Face Amount at Value $460,313)			$ 18,138

See accompanying notes to financial statements.

FVIT Index Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2013

Shares		Value
	EXCHANGE TRADED FUNDS - 79.0%
	DEBT FUNDS - 35.5%
2,337	iShares Core Total U.S. Bond Market ETF	$ 248,727
982	iShares Floating Rate Bond ETF	49,807
805	iShares iBoxx $ High Yield Corporate Bond ETF	74,769
692	iShares Intermediate Credit Bond ETF	74,653
		447,956
	EQUITY FUNDS - 43.5%
2,289	iShares Core S&P 500 ETF	424,953
1,117	iShares MSCI EAFE ETF	74,906
333	iShares Russell Mid-Cap ETF	49,943
		549,802
	TOTAL EXCHANGE TRADED FUNDS (Cost - $989,446)	997,758

	TOTAL INVESTMENTS - 79.0% (Cost - $989,446)(a)	$ 997,758
	OTHER ASSETS LESS LIABILITIES -NET - 21.0%	264,574
	TOTAL NET ASSETS - 100.0%	$ 1,262,332

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is substantially the same
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appreciation:	$ 9,258
	Unrealized Depreciation:	(946)
	Net Unrealized Appreciation:	$ 8,312

See accompanying notes to financial statements.

FVIT Select Advisor Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2013

Shares		Value
	EXCHANGE TRADED FUNDS - 17.9%
	EQUITY FUNDS - 17.9%
2,333	iShares Core S&P 500 ETF (Cost - $425,590)	$ 433,122

	VARIABLE INSURANCE TRUSTS - 71.5%
	DEBT FUNDS - 22.2%
40,832	MFS Research Bond Series *	536,127

	EQUITY FUNDS - 49.3%
5,851	American Century VP Mid Cap Value	108,065
31,979	American Century VP Value Fund	270,220
4,224	Invesco VI Core Equity Fund	162,335
6,132	Invesco VI International Growth Fund	216,575
2,763	MFS Growth Series	107,937
15,790	Putnam VT Equity Income	324,476
		1,189,608
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $1,702,829)	1,725,735

	TOTAL INVESTMENTS - 89.4% (Cost - $2,128,419)(a)	$ 2,158,857
	OTHER ASSETS LESS LIABILITIES -NET - 10.6%	256,558
	TOTAL NET ASSETS - 100.0%	$ 2,415,415

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is substantially the same
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appreciation:	$ 31,054
	Unrealized Depreciation:	(616)
	Net Unrealized Appreciation:	$ 30,438

See accompanying notes to financial statements.

FVIT Portfolios

Statements of Assets and Liabilities
December 31, 2013

	FVIT American	FVIT BlackRock	FVIT WMC Research
	Funds® Managed Risk	Global Allocation	Managed Risk
Assets:	Portfolio	Managed Risk Portfolio	Portfolio
Investments in securities, at cost	$ 5,756,457	$ 7,512,584	$ 18,305,304
Investments in securities, at value	$ 5,789,999	$ 7,363,078	$ 18,885,246
Cash	459,043	880,319	1,917,209
Deposits at broker +	642,228	815,300	2,226,800
Unrealized appreciation on futures contracts	3,375	3,890	18,138
Receivable for Portfolio shares sold	41,311	247,666	119,814
Receivable for securities sold	-	-	145,228
Interest and dividends receivable	-	-	41,073
Prepaid expenses and other assets	3,122	3,122	3,122
Total Assets	6,939,078	9,313,375	23,356,630
Liabilities:
Payable for securities purchased	459,044	880,319	907,020
Payable for Portfolio shares redeemed	-	2	-
Accrued investment advisory fees	4,504	3,770	17,948
Administrative service fees payable	314	402	2,644
Accrued distribution (12b-1) fees	750	897	4,634
Total Liabilities	464,612	885,390	932,246
Net Assets	$ 6,474,466	$ 8,427,985	$ 22,424,384

Net Assets:
Paid in capital	$ 6,379,622	$ 8,327,182	$ 21,778,572
Undistributed net investment income	57,927	133,509	31,417
Accumulated net realized gain
on investments	-	112,910	16,315
Net unrealized appreciation (depreciation)
on investments	36,917	(145,616)	598,080
Net Assets	$ 6,474,466	$ 8,427,985	$ 22,424,384

Class II Shares:
Net assets	$ 6,474,466	$ 8,427,985	$ 22,424,384
Total shares outstanding at end of year
($0 par value, unlimited shares authorized)	629,647	824,626	2,175,875

Net asset value, offering and redemption
price per share
(Net assets ÷ Total shares of beneficial
interest outstanding)	$ 10.28	$ 10.22	$ 10.31
+Collateral for futures contracts

See accompanying notes to financial statements.

FVIT Portfolios

Statements of Assets and Liabilities (Continued)
December 31, 2013

	FVIT Index	FVIT Select Advisor
	Managed Risk	Managed Risk
Assets:	Portfolio	Portfolio
Investments in securities, at cost	$ 989,446	$ 2,128,419
Investments in securities, at value	$ 997,758	$ 2,158,857
Cash	295,115	369,583
Receivable for Portfolio shares sold	154,302	16,350
Interest and dividends receivable	752	1,033
Prepaid expenses and other assets	3,201	3,134
Total Assets	1,451,128	2,548,957
Liabilities:
Payable for securities purchased	185,381	129,961
Payable for Portfolio shares redeemed	-	39
Accrued investment advisory fees	3,321	3,336
Accrued distribution (12b-1) fees	94	206
Total Liabilities	188,796	133,542
Net Assets	$ 1,262,332	$ 2,415,415

Net Assets:
Paid in capital	$ 1,248,718	$ 2,380,378
Undistributed net investment income	5,251	4,599
Accumulated net realized gain
on investments	51	-
Net unrealized appreciation
on investments	8,312	30,438
Net Assets	$ 1,262,332	$ 2,415,415

Class II Shares:
Net assets	$ 1,262,332	$ 2,415,415
Total shares outstanding at end of year
($0 par value, unlimited shares authorized)	123,841	235,811

Net asset value, offering and redemption
price per share
(Net assets ÷ Total shares of beneficial
interest outstanding)	$ 10.19	$ 10.24

See accompanying notes to financial statements.

FVIT Portfolios

Statements of Operations
For the Period Ended December 31, 2013*

	FVIT American	FVIT BlackRock	FVIT WMC Research
	Funds® Managed Risk	Global Allocation	Managed Risk
	Porfolio*	Managed Risk Portfolio*	Portfolio*
Investment Income:
Dividend income (net of foreign taxes
withheld of $0, $0, and $280, respectively)	$ 58,106	$ 134,236	$ 43,876
Interest income	-	-	18,524
Total Investment Income	58,106	134,236	62,400
Expenses:
Investment advisory fees	2,829	3,300	28,902
Administrative service fees	472	550	5,100
Distribution fees (12b-1) - Class II Shares	786	916	8,500
Organizational expenses	11,878	11,878	11,878
Total Expenses	15,965	16,644	54,380
Expenses waived/reimbursed	(13,217)	(14,505)	(14,217)
Net Expenses	2,748	2,139	40,163
Net Investment Income	55,358	132,097	22,237
Net Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) on
Investments	-	-	12,872
Futures contracts	-	(761)	3,339
Distributions of realized gains by
underlying investment companies	-	113,671	-
Total net realized gain	-	112,910	16,211
Net change in unrealized appreciation (depreciation)
Investments	33,542	(149,506)	579,942
Futures contracts	3,375	3,890	18,138
Total Change in Unrealized
Appreciation (Depreciation)	36,917	(145,616)	598,080
Net Realized and Unrealized
Gain (Loss) on Investments	36,917	(32,706)	614,291
Net Increase in Net Assets
Resulting from Operations	$ 92,275	$ 99,391	$ 636,528

* The Portfolios commenced operations on October 31, 2013.

See accompanying notes to financial statements.

FVIT Portfolios

Statements of Operations (Continued)
For the Period Ended December 31, 2013*

	FVIT Index	FVIT Select Advisor
	Managed Risk	Managed Risk
	Portfolio*	Portfolio*
Investment Income:
Dividend income	$ 2,402	$ 2,359
Expenses:
Investment advisory fees	214	756
Administrative service fees	59	126
Distribution fees (12b-1) - Class II Shares	97	210
Organizational expenses	11,878	11,878
Total Expenses	12,248	12,970
Expenses waived/reimbursed	(11,885)	(12,417)
Net Expenses	363	553
Net Investment Income	2,039	1,806
Net Realized and Unrealized
Gain on Investments:
Net realized gain on investments	48	-
Distributions of realized gains by
underlying investment companies	3	-
Total net realized gain	51	-
Net change in unrealized
appreciation (depreciation) on investments	8,312	30,438
Net Realized and Unrealized Gain
on Investments	8,363	30,438
Net Increase in Net Assets
Resulting from Operations	$ 10,402	$ 32,244

* The Portfolios commenced operations on October 31, 2013.

See accompanying notes to financial statements.

FVIT Portfolios

Statements of Changes in Net Assets

	FVIT American Funds® Managed	FVIT BlackRock Global Allocation
	Risk Portfolio	Managed Risk Portfolio

	Period Ended	Period Ended
	December 31, 2013*	December 31, 2013*

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$ 55,358	$ 132,097
Net realized loss on futures contracts	-	(761)
Distributions of realized gains
by underlying investment companies	-	113,671
Net change in unrealized appreciation
(depreciation) on investments and futures contracts	36,917	(145,616)
Net increase in net assets
resulting from operations	92,275	99,391

From Shares of Beneficial Interest:
Proceeds from shares sold	6,382,456	8,330,465
Cost of shares redeemed	(265)	(1,871)
Net increase in net assets from share
transactions of beneficial interest	6,382,191	8,328,594
Total increase in net assets	6,474,466	8,427,985

Net Assets:
Beginning of period	-	-
End of period	$ 6,474,466	$ 8,427,985
Undistributed net investment income
at end of period	$ 57,927	$ 133,509

Share Activity:
Shares Sold	629,673	824,812
Shares Redeemed	(26)	(186)
Net increase in shares of beneficial
interest outstanding	629,647	824,626

* The Portfolios commenced operations on October 31, 2013.

See accompanying notes to financial statements.

FVIT Portfolios

Statements of Changes in Net Assets (Continued)

	FVIT WMC Research Managed	FVIT Index Managed
	Risk Portfolio	Risk Portfolio

	Period Ended	Period Ended
	December 31, 2013*	December 31, 2013*

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$ 22,237	$ 2,039
Net realized gain on investments and futures contracts	16,211	48
Distributions of realized gains
by underlying investment companies	-	3
Net change in unrealized appreciation
(depreciation) on investments and futures contracts	598,080	8,312
Net increase in net assets
resulting from operations	636,528	10,402

From Shares of Beneficial Interest:
Proceeds from shares sold	21,789,406	1,252,041
Cost of shares redeemed	(1,550)	(111)
Net increase in net assets from share
transactions of beneficial interest	21,787,856	1,251,930
Total increase in net assets	22,424,384	1,262,332

Net Assets:
Beginning of period	-	-
End of period	$ 22,424,384	$ 1,262,332
Undistributed net investment income
at end of period	$ 31,417	$ 5,251

Share Activity:
Shares Sold	2,176,027	123,852
Shares Redeemed	(152)	(11)
Net increase in shares of beneficial
interest outstanding	2,175,875	123,841

* The Portfolios commenced operations on October 31, 2013.

See accompanying notes to financial statements.

FVIT Portfolios

Statements of Changes in Net Assets (Continued)

FVIT Select Advisor Managed
Risk Portfolio

Period Ended
December 31, 2013*

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$ 1,806
Net change in unrealized appreciation
(depreciation) on investments	30,438
Net increase in net assets
resulting from operations	32,244

From Shares of Beneficial Interest:
Proceeds from shares sold	2,383,382
Cost of shares redeemed	(211)
Net increase in net assets from share
transactions of beneficial interest	2,383,171
Total increase in net assets	2,415,415

Net Assets:
Beginning of period	-
End of period	$ 2,415,415
Undistributed net investment income
at end of period	$ 4,599

Share Activity:
Shares Sold	235,832
Shares Redeemed	(21)
Net increase (decrease) in shares of beneficial
interest outstanding	235,811

* The Portfolio commenced operations on October 31, 2013.

See accompanying notes to financial statements.

FVIT Portfolios

Financial Highlights
FVIT American Funds® Managed Risk Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Period Ended
	December 31, 2013(a)

Net asset value, beginning of period	$ 10.00

Income from investment operations:
Net investment income (b) (c)	0.29
Net realized and unrealized loss
on investments	(0.01)	(d)
Total income from
investment operations	0.28

Net asset value, end of period	$ 10.28

Total return (e)	2.80%

Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$ 6,474
Ratio of net expenses to
average net assets (f)	0.86%	(h)
Ratio of gross expenses to
average net assets (g)	5.00%	(h)
Ratio of net investment income to
average net assets (c) (f)	17.33%	(h)
Portfolio turnover rate	0%	(i)(j)

(a) FVIT American Funds® Managed Risk Portfolio commenced operations on October 31, 2013.
(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
(d)

Realized and unrealized losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.
(f) Does not include the expenses of the investment companies in which the Portfolio invests.
(g) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(h) Annualized.
(i) Amount represents less than 1%.
(j) Not annualized.

See accompanying notes to financial statements.

See accompanying notes to financial statements.

FVIT Portfolios

Financial Highlights
FVIT BlackRock Global Allocation Managed Risk Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Period Ended
	December 31, 2013(a)

Net asset value, beginning of period	$ 10.00

Income from investment operations:
Net investment income (b) (c)	0.60
Net realized and unrealized loss
on investments	(0.38)
Total income from
investment operations	0.22

Net asset value, end of period	$ 10.22

Total return (d)	2.20%

Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$ 8,428
Ratio of net expenses to
average net assets (e)	0.57%	(g)
Ratio of gross expenses to
average net assets (f)	4.43%	(g)
Ratio of net investment income to
average net assets (c) (e)	35.20%	(g)
Portfolio turnover rate	0%	(h,i)

(a) FVIT BlackRock Global Allocation Managed Risk Portfolio commenced operations on October 31, 2013.
(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.
(e) Does not include the expenses of the investment companies in which the Portfolio invests.
(f) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(g) Annualized.
(h) Not annualized.
(i) Amount represents less than 1%.

See accompanying notes to financial statements.

FVIT Portfolios

Financial Highlights
FVIT WMC Research Managed Risk Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Period Ended
	December 31, 2013(a)

Net asset value, beginning of period	$ 10.00

Income from investment operations:
Net investment income (b) (c)	0.01
Net realized and unrealized gain
on investments	0.30
Total income from
investment operations	0.31

Net asset value, end of period	$ 10.31

Total return (d)	3.10%

Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$ 22,424
Ratio of net expenses to
average net assets (e)	1.20%	(g)
Ratio of gross expenses to
average net assets (f)	1.62%	(g)
Ratio of net investment income to
average net assets (c) (e)	0.66%	(g)
Portfolio turnover rate	14%	(h,i)

(a) FVIT WMC Research Managed Risk Portfolio commenced operations on October 31, 2013.
(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.
(e) Does not include the expenses of the investment companies in which the Portfolio invests.
(f) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(g) Annualized.
(h) Not annualized.
(i)

The portfolio turnover rates excludes dollar roll transactions for the period ended December 31, 2013. If these were included in the calculation the turnover percentage would be 19%. Refer to footnote 3.

See accompanying notes to financial statements.

FVIT Portfolios

Financial Highlights
FVIT Index Managed Risk Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Period Ended
	December 31, 2013(a)

Net asset value, beginning of period	$ 10.00

Income from investment operations:
Net investment income (b) (c)	0.09
Net realized and unrealized gain
on investments	0.10
Total income from
investment operations	0.19

Net asset value, end of period	$ 10.19

Total return (d)	1.90%

Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$ 1,262
Ratio of net expenses to
average net assets (e)	0.91%	(g)
Ratio of gross expenses to
average net assets (f)	30.74%	(g)
Ratio of net investment income to
average net assets (c) (e)	5.12%	(g)
Portfolio turnover rate	1%	(h)

(a) FVIT Index Managed Risk Portfolio commenced operations on October 31, 2013.
(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.
(e) Does not include the expenses of the investment companies in which the Portfolio invests.
(f) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

See accompanying notes to financial statements.

FVIT Portfolios

Financial Highlights
FVIT Select Advisor Managed Risk Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Period Ended
	December 31, 2013(a)

Net asset value, beginning of period	$ 10.00

Income from investment operations:
Net investment income (b) (c)	0.04
Net realized and unrealized gain
on investments	0.20
Total income from
investment operations	0.24

Net asset value, end of period	$ 10.24

Total return (d)	2.40%

Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$ 2,415
Ratio of net expenses to
average net assets (e)	0.63%	(g)
Ratio of gross expenses to
average net assets (f)	14.77%	(g)
Ratio of net investment income to
average net assets (c) (e)	2.06%	(g)
Portfolio turnover rate	0%	(h,i)

(a) FVIT Select Advisor Managed Risk Portfolio commenced operations on October 31, 2013.
(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.
(e) Does not include the expenses of the investment companies in which the Portfolio invests.
(f) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(g) Annualized.
(h) Not annualized.
(i) Amount represents less than 1%.

See accompanying notes to financial statements.

FVIT Portfolios

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

1.

ORGANIZATION

The FVIT Portfolios (each a “Portfolio”, collectively the “Portfolios”) is comprised of five different actively managed portfolios. Each Portfolio is a diversified series of shares of beneficial interest of Forethought Variable Insurance Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Portfolios are intended to be funding vehicles for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of Forethought Life Insurance Company. The assets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio pays its own expenses. The investment objective of each Portfolio is as follows:

Portfolio	Primary Objective
FVIT American Funds® Managed Risk Portfolio	Income and capital appreciation while seeking to manage volatility.
FVIT BlackRock Global Allocation Managed Risk Portfolio	Income and capital appreciation while seeking to manage volatility.
FVIT WMC Research Managed Risk Portfolio	Income and capital appreciation while seeking to manage volatility.
FVIT Index Managed Risk Portfolio	Income and capital appreciation while seeking to manage volatility.
FVIT Select Advisor Managed Risk Portfolio	Income and capital appreciation while seeking to manage volatility.

The Portfolios currently offer Class II shares at net asset value.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds - The Portfolios may invest in portfolios of open-end investment companies (the “underlying funds”).  Open-end funds are valued at their respective net asset values as reported by such investment companies. Open-end funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the board of directors of the open-end funds.

A Portfolio may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor or sub-advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

FVIT Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Fair Value Team and Valuation Process - This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor or sub-advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor and/or sub-advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Portfolio’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Each Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FVIT Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of December 31, 2013 for each Portfolio’s investments measured at fair value:

FVIT American Funds® Managed Risk Portfolio
Assets	Level 1	Level 2	Level 3	Total
Variable Insurance Trusts	$ 5,789,999	$ -	$ -	$ 5,789,999
Open Long Future Contracts *	3,375	-	-	3,375
Total	$ 5,793,374	$ -	$ -	$ 5,793,374

FVIT BlackRock Global Allocation Managed Risk Portfolio
Assets	Level 1	Level 2	Level 3	Total
Variable Insurance Trusts	$ -	$ 7,363,078	$ -	$ 7,363,078
Open Long Future Contracts *	3,890	-	-	3,890
Total	$ 3,890	$ 7,363,078	$ -	$ 7,366,968

FVIT WMC Research Managed Risk Portfolio
Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 12,493,964	$ -	$ -	$ 12,493,964
Exchange Traded Funds	434,529	-	-	434,529
Commercial Mortgage Backed Securities	-	147,210	-	147,210
Mortgage Backed Securities	-	1,636,766	-	1,636,766
U.S. Treasury Securities	-	4,172,777	-	4,172,777
Open Long Futures Contracts *	18,138	-	-	18,138
Total	$ 12,946,631	$ 5,956,753	$ -	$ 18,903,384

FVIT Index Managed Risk Portfolio
Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 997,758	$ -	$ -	$ 997,758
Total	$ 997,758	$ -	$ -	$ 997,758

FVIT Select Advisor Managed Risk Portfolio
Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 433,122	$ -	$ -	$ 433,122
Variable Insurance Trusts	1,725,735	-	-	1,725,735
Total	$ 2,158,857	$ -	$ -	$ 2,158,857

The Portfolios did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 or Level 2 during the current period presented. It is the Portfolios’ policy to record transfers into or out of Level 1 or Level 2 at the end of the reporting period.

*Cumulative appreciation (depreciation) of futures contracts is reported in the above table.

FVIT Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Security transactions and related income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolios.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Portfolios maintain deposits with a financial institution in an amount that is in excess of federally insured limits.

Federal income tax – It is each Portfolio’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

Each Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed each Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits is expected to be taken in each Portfolio’s 2013 tax returns. Each Portfolio identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Portfolios make significant investments; however, the Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Futures Contracts – The Portfolios are subject to equity price risk in the normal course of pursuing their investment objectives. The Portfolios may purchase or sell futures contracts to hedge against market risk and to reduce return volatility.   Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position).    During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading.   Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred.   When the contracts are closed, a Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio’s basis in the contract.   If a Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Portfolio segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract.   These amounts are disclosed on the Statements of Assets and Liabilities as Deposits with Brokers.  Risks may exceed amounts recognized in the Statements of Assets and Liabilities.  With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

FVIT Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

For the period ended December 31, 2013, realized gains (losses) and the change in unrealized appreciation (depreciation) on futures contracts, as disclosed in the Statements of Operations, is as follows:

	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
FVIT American Funds® Managed Risk Portfolio	$ -	$ 3,375
FVIT BlackRock Global Allocation Managed Risk Portfolio	$ (761)	$ 3,890
FVIT WMC Research Managed Risk Portfolio	$ 3,339	$ 18,138

The derivative instruments outstanding as of December 31, 2013 as disclosed in the Portfolios of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

Exchange Traded Funds – The Portfolios may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

When-Issued and Delayed-Delivery Transactions - The Portfolios may engage in when-issued or delayed-delivery transactions. The Portfolios record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the Portfolios to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Portfolios account for mortgage dollar rolls as purchases and sales transactions.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific Portfolio are charged to that Portfolio.  Expenses, which are not readily identifiable to a specific Portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities.  Each Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred.  However, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

FVIT Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

3.

INVESTMENT TRANSACTIONS

For the period from October 31, 2013 through December 31, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, were as follows:

Portfolio	Purchases	Sales
FVIT American Funds® Managed Risk Portfolio	$ 5,756,906	$ 449
FVIT BlackRock Global Allocation Managed Risk Portfolio	7,512,584	-
FVIT WMC Research Managed Risk Portfolio	20,112,363	2,483,705
FVIT Index Managed Risk Portfolio	993,449	4,051
FVIT Select Advisor Managed Risk Portfolio	2,128,419	-

The aggregate amount of purchases and sales for FVIT WMC Research Managed Risk Portfolio (including paydowns) of invesmtent securities, excluding short-term securities and financial futures during the period ended December 31, 2013, amounted to $21,701,267 and $3,398,519 resepctively of which $1,588,904 in purchases and $914,814 in sales were from mortgage dollar roll trasactions.

4.

INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Forethought Investment Advisors, LLC serves as the Portfolios’ Investment Advisor (the “Advisor”). The Advisor has engaged Milliman Financial Risk Management, LLC (“Milliman”). as a sub-advisor for each Portfolio. The Advisor has also engaged Wellington Management Company, LLP (“Wellington”) as the sub-advisor for FVIT WMC Research Managed Risk Portfolio. The Portfolios have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. Certain officers of the Trust are also officers of GFS.

Pursuant to an Advisory Agreement with the Trust, on behalf of the Portfolios, the Advisor, under the oversight of the Board, directs the daily investment operations of the Portfolios and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Portfolios pay the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly. The following chart details the annual fee for each Portfolio. Pursuant to a sub-advisory agreement, the Advisor pays Milliman and Wellington (with respect to the FVIT WMC Research Managed Risk Portfolio) a fee, which is computed and accrued daily and paid monthly.

Portfolio	Advisory Fee
FVIT American Funds® Managed Risk Portfolio	0.90%
FVIT BlackRock Global Allocation Managed Risk Portfolio	0.90%
FVIT WMC Research Managed Risk Portfolio	0.85%
FVIT Index Managed Risk Portfolio	0.55%
FVIT Select Advisor Managed Risk Portfolio	0.90%

With respect to each Portfolio, the Advisor has contractually agreed to waive its fees and to reimburse expenses, at least until April 30, 2015, to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed the average daily net asset percentages attributable to the Portfolio’s shares listed below.  The expense reimbursement is subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit.  The agreements may be terminated only by the Portfolio's Board of Trustees, on 60 days’ written notice to the Advisor.

FVIT Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Portfolio	Expense Limitation
FVIT American Funds® Managed Risk Portfolio	0.86%
FVIT BlackRock Global Allocation Managed Risk Portfolio	0.57%
FVIT WMC Research Managed Risk Portfolio	1.20%
FVIT Index Managed Risk Portfolio	0.91%
FVIT Select Advisor Managed Risk Portfolio	0.63%

For the period ending December 31, 2013, the advisor waived fees and reimbursed expenses as follows:

Portfolio	Waiver/Reimbursement
FVIT American Funds® Managed Risk Portfolio	$ 13,217
FVIT BlackRock Global Allocation Managed Risk Portfolio	$ 14,505
FVIT WMC Research Managed Risk Portfolio	$ 14,217
FVIT Index Managed Risk Portfolio	$ 11,885
FVIT Select Advisor Managed Risk Portfolio	$ 12,417

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Portfolio’s operating expenses are subsequently less than the expense limitation, the Advisor shall be entitled to reimbursement by the Portfolio for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Portfolio's expenses to exceed the amount of the expense limitation. If Portfolio operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended.

The Advisor may recapture the following amounts through December 31, 2016:

Portfolio
FVIT American Funds® Managed Risk Portfolio	$ 13,217
FVIT BlackRock Global Allocation Managed Risk Portfolio	$ 14,505
FVIT WMC Research Managed Risk Portfolio	$ 14,217
FVIT Index Managed Risk Portfolio	$ 11,885
FVIT Select Advisor Managed Risk Portfolio	$ 12,417

The Trust, on behalf of the Portfolios, has adopted the Trust’s Distribution and Shareholder Servicing Plan (“12b-1 Plan” or “Plan”) for Class II shares. The fee is calculated at an annual rate of 0.25% of the average daily net assets attributable to each Portfolio’s Class II shares and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution related activities and/or maintenance of each Portfolio’s shareholder accounts, not otherwise required to be provided by the Advisor. The Distributor is an affiliate of GFS.

Pursuant to the terms of an administrative servicing agreement with GFS, each Portfolio pays to GFS a monthly fee for all operating expenses of the Portfolio, which is calculated by each Portfolio on its average daily net assets. Operating expenses include but are not limited to fund accounting, fund administration, transfer agency, legal fees, audit fees, compliance services, shareholder reporting expenses, trustees fees and custody fees. The approved entities may be affiliates of GFS. GFS provides a Principal Financial Officer to the Portfolios.

Certain affiliates of GFS provide ancillary services to the Portfolios as follows:

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from GFS under the administrative servicing agreement.

FVIT Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

5. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates presumption of the control of the Portfolio, under section 2(a) 9 of the 1940 Act. As of December 31, 2013 Forethought Life Insurance Company held 100% of the voting securities of each Portfolio for the benefit of others. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Shareholder Concentration Risk — Certain participating insurance companies, accounts, or the Advisor’s affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio’s shares. Redemptions by these entities of their holdings in the Portfolio may impact the Portfolio’s liquidity and NAV. These redemptions may also force the Portfolio to sell securities.

6. TAX COMPONENTS OF CAPITAL

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	Loss and Late	Appreciation/	Accumulated
	Income	Capital Gains	Forwards	Differences	Year Loss	(Depreciation)	Earnings/(Deficits)
American Funds Managed Risk Portfolio	$ 59,277	$ 2,025	$ -	$ -	$ -	$ 33,542	$ 94,844
BlackRock Global Allocation Managed Risk Portfolio	134,761	115,548	-	-	-	(149,506)	100,803
WMC Research Managed Risk Portfolio	61,336	13,004	-	-	-	571,472	645,812
Index Managed Risk Portfolio	5,299	3	-	-	-	8,312	13,614
Select Advisor Managed Risk Portfolio	4,599	-	-	-	-	30,438	35,037

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, return of capital distributions from C-Corporations, and mark-to-market on open futures contracts and passive foreign investment companies.

Permanent book and tax differences, primarily attributable to the book/ tax basis treatment of non-deductible expenses and paydowns, and adjustments related to real estate investment trusts resulted in reclassification for the following Portfolios for the period ended December 31, 2013 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
	Capital	Income (Loss)	Gains (Loss)
American Funds Managed Risk Portfolio	$ (2,569)	$ 2,569	$ -
BlackRock Global Allocation Managed Risk Portfolio	(1,412)	1,412	-
WMC Research Managed Risk Portfolio	(9,284)	9,180	104
Index Managed Risk Portfolio	(3,212)	3,212	-
Select Advisor Managed Risk Portfolio	(2,793)	2,793	-

7.    UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The FVIT BlackRock Global Allocation Managed Risk Portfolio currently invests a portion of its assets in BlackRock Global Allocation VI Fund. The BlackRock Global Allocation V.I. Fund is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the BlackRock Global Allocation V.I. Fund at any time if the Advisor determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Portfolio may be directly affected by the performance of the BlackRock Global Allocation V.I. Fund. The financial statements of the BlackRock Global Allocation V.I. Fund, including the portfolio of investments, can be found at the BlackRock website, http://www2.blackrock.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Porfolio’s financial statements. As of December 31, 2013, the Portfolio invested 87.4% of its net assets in the BlackRock Global Allocation V.I. Fund.

FVIT Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

The FVIT Index Managed Risk Portfolio currently invests a portion of its assets in iShares Core S&P 500 ETF. The iShares Core S&P 500 ETF is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the iShares Core S&P 500 ETF at any time if the Advisor determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Portfolio may be directly affected by the performance of the iShares Core S&P 500 ETF. The financial statements of the iShares Core S&P 500 ETF, including the portfolio of investments, can be found at the iShares website, http://us.ishares.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Porfolio’s financial statements. As of December 31, 2013, the Portfolio invested 33.7% of its net assets in the iShares Core S&P 500 ETF.

8. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued.   Management has concluded that no events or transactions occurred, other than the items below, requiring adjustment or disclosure in the financial statements.

On January 2, 2014, Global Atlantic Financial Group (“Global Atlantic”) announced that it had acquired Forethought Financial Group, Inc. (“Forethought Financial”), the parent company of the Advisor (the “Acquisition”). In anticipation of the Acquisition, the Board of Trustees of the Trust met on October 3, 2013 to consider information relating to the Acquisition. Following its considerations, the Board approved new investment advisory and sub-advisory agreements for the Portfolios, which took effect immediately upon the close of the Acquisition.  The investment advisory and sub-advisory agreements were also approved by each Portfolio’s initial shareholder. A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreements and sub-advisory agreements is included in the “Supplemental Information” section of this report.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Forethought Variable Insurance Trust

and the Shareholders of FVIT American Funds® Managed Risk Portfolio, FVIT BlackRock Global Allocation Managed Risk Portfolio, FVIT WMC Research Managed Risk Portfolio, FVIT Index Managed Risk Portfolio, and FVIT Select Advisor Managed Risk Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of FVIT American Funds® Managed Risk Portfolio, FVIT BlackRock Global Allocation Managed Risk Portfolio, FVIT WMC Research Managed Risk Portfolio, FVIT Index Managed Risk Portfolio, and FVIT Select Advisor Managed Risk Portfolio (collectively, the Portfolios), each a separate series of the Forethought Variable Insurance Trust, as of December 31, 2013, and the related statements of operations, changes in net assets, and the financial highlights for the period from October 31, 2013 (commencement of operations) through December 31, 2013. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform audits of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of FVIT American Funds® Managed Risk Portfolio, FVIT BlackRock Global Allocation Managed Risk Portfolio, FVIT WMC Research Managed Risk Portfolio, FVIT Index Managed Risk Portfolio, and FVIT Select Advisor Managed Risk Portfolio as of December 31, 2013, and the results of their operations, the changes in their net assets, and their financial highlights for the period from October 31, 2013 (commencement of operations) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

Denver, Colorado

February 14, 2014

FVIT Portfolios

EXPENSE EXAMPLES

December 31, 2013 (Unaudited)

As a shareholder of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013* through December 31, 2013.

Actual Expenses

The “Actual” expenses set of columns in the table below provides information about actual account values and actual expenses.  You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” expenses set of columns in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example for a specific Portfolio with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees or other expenses charged by your insurance contract or separate account.  Therefore, the Hypothetical columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
Class II Shares	Portfolio’s Annualized Net Expense Ratio	Beginning Account Value 7-1-13	Ending Account Value 12-31-13	Expenses Paid During Period*	Ending Account Value 12-31-13	Expenses Paid During Period*
FVIT American Funds® Managed Risk Portfolio*	0.86%	$1,000.00	$1,028.00	$1.43	$1,020.87	$4.38
FVIT BlackRock Global Allocation Managed Risk Portfolio*	0.57%	$1,000.00	$1,022.00	$0.95	$1,022.33	$2.91
FVIT WMC Research Managed Risk Portfolio*	1.20%	$1,000.00	$1,031.00	$2.00	$1,019.16	$6.11
FVIT Index Managed Risk Portfolio*	0.91%	$1,000.00	$1,019.00	$1.51	$1,020.62	$4.63
FVIT Select Advisor Managed Risk Portfolio*	0.63%	$1,000.00	$1,024.00	$1.05	$1,022.03	$3.21

*”Actual” expense information for the FVIT Portfolios are for the period from 10/31/13 (date of initial investment) to 12/31/13. Actual expenses are equal to the Portfolio's annualized net expense ratio multiplied by 60/365 (to reflect the period from initial investment to December 31, 2013). "Hypothetical" expense information for the Portfolio is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 184/365 (to reflect the full half-year period).

FVIT Portfolios

SUPPLEMENTAL INFORMATION

December 31, 2013 (Unaudited)

FVIT American Funds® Managed Risk Portfolio, FVIT BlackRock Global Allocation Managed Risk Portfolio, FVIT Index Managed Risk Portfolio, FVIT Select Advisor Managed Risk Portfolio and FVIT WMC Research Managed Risk Portfolio (Adviser – Forethought Investment Advisors, LLC)

At an in-person meeting held on September 10, 2013, the Board of Trustees (the “Trustees” or the “Board”) of Forethought Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the approval of an investment advisory agreement (the “Advisory Agreement”) between Forethought Investment Advisors, LLC (the “Adviser”) and the Trust, on behalf of FVIT American Funds® Managed Risk Portfolio (“FVIT American Funds Portfolio”), FVIT BlackRock Global Allocation Managed Risk Portfolio (“FVIT BlackRock Portfolio”), FVIT Index Managed Risk Portfolio, FVIT Select Advisor Managed Risk Portfolio (“FVIT Select Portfolio”) and FVIT WMC Research Managed Risk Portfolio (“FVIT WMC Portfolio”) (each a “Portfolio” and collectively the “Portfolios). The Trustees requested, received and reviewed written responses from the Adviser to questions posed to the Adviser on behalf of the Trustees.  The Trustees also received in-person presentations concerning the Advisory Agreement from personnel of the Adviser at the September 10, 2013 meeting.

Prior to the meeting, the Trustees received a memorandum from counsel to the Trust describing the legal standards for their consideration of the approval of the Advisory Agreement.  Prior to voting on the approval of the Advisory Agreement, the Independent Trustees met in executive session with counsel to the Trust.  The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services.  The Trustees reviewed the experience of the Adviser and of the personnel who will be responsible for servicing the Portfolios, and noted the many years of financial industry experience as well as portfolio management, compliance, and operations experience of the Adviser’s personnel.  The Trustees reviewed the description provided by the Adviser of its proposed practices for monitoring compliance with the Portfolios’ investment limitations and concluded that such practices were adequate.  The Trustees reviewed the Adviser’s philosophy and process for managing each Portfolio.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Adviser to each Portfolio were satisfactory.

Performance.  The Trustees considered that both the Adviser and the Portfolios were newly formed and did not have a record of prior performance.  The Trustees also considered that the Adviser would, in the case of Portfolios that initially operate as funds of funds, allocate such Portfolios’ assets among several underlying funds, and in the case of FVIT WMC Portfolio, would retain Wellington Management Company, LLP (“Wellington”) as sub-adviser to manage the Portfolio’s assets on a day-to-day basis, subject to the Adviser’s oversight.  In the case of all the Portfolios, the Adviser would retain Milliman Financial Risk Management LLC (“Milliman”) as sub-adviser with respect to a portion of Portfolio’ assets.  The Trustees reviewed the performance of the initial underlying funds, and of Milliman and Wellington with respect to similar strategies.  The Trustees concluded that the Adviser is capable of managing the Portfolios in manner that seeks to achieve each Portfolio’s investment objectives.

Fees and Expenses. The Trustees discussed the advisory fees and total operating expense data provided to them and reviewed each Portfolio’s proposed advisory fees and overall expenses compared to a peer group comprised of funds selected by the Adviser with similar investment objectives and strategies and of similar size.  The Trustees also considered the “spread” between the proposed advisory and sub-advisory fees at various asset levels for each Portfolio.

FVIT Portfolios

SUPPLEMENTAL INFORMATION (Continued)

December 31, 2013 (Unaudited)

The Trustees noted that they had requested, and been provided, additional information that compared the Portfolios’ proposed fees and expenses to a broader group of funds than had initially been provided by the Adviser.  The Trustees considered the Adviser’s explanation that with respect to each of FVIT American Funds Portfolio, FVIT BlackRock Portfolio and FVIT Select Portfolio, until such time as a Portfolio has sufficient assets to allow for efficient management by sub-advisers (other than Milliman), the Adviser will allocate a portion of the Portfolio’s assets to underlying funds, rather than to sub-advisers.  The Trustees noted that since the Adviser will not pay fees to sub-advisers (other than Milliman) during this interim period for such Portfolios, the Adviser will implement an advisory fee waiver with respect to each such Portfolio.  The Trustees noted that the Adviser also proposed acquired fund fee reimbursements and an expense limitation agreement designed to address each such Portfolio’s fee structure while operating as a fund of funds.  Based on their review, the Trustees concluded that the fees and expenses proposed to be charged to each Portfolio are fair and reasonable in light of the services to be provided by the Adviser to each Portfolio.

Economies of Scale. The Trustees discussed the Adviser’s expectations for growth of each Portfolio.  The Trustees considered that since each Portfolio had not yet commenced operations, material economies of scale may not be achieved in the near term and advisory fee breakpoints were not currently required.  The Trustees noted that they intend to monitor each Portfolio’s assets to determine whether advisory fee breakpoints may be appropriate in the future.

Profitability.  The Trustees considered the level of profits that could be expected to accrue to the Adviser with respect to each Portfolio.  The Trustees reviewed and considered an estimated profitability report and analysis and selected financial information of the Adviser provided by the Adviser.  The Trustees concluded that based on the services to be provided and the projected growth of each Portfolio, the advisory fees were reasonable and that anticipated profits from the Adviser’s relationship with each Portfolio were not excessive.

Other Benefits.  The Trustees considered other benefits to the Adviser and its affiliates from their proposed relationships with each Portfolio, including the role of the Portfolios in supporting the variable annuity products offered by Forethought Life Insurance Company.  The Trustees noted that Forethought Life Insurance Company would receive 12b-1 fees from each Portfolio.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees, including the Independent Trustees voting separately, unanimously concluded that approving Advisory Agreement for an initial two-year term is in the best interests of each Portfolio and its future shareholders.

FVIT Portfolios

SUPPLEMENTAL INFORMATION (Continued)

December 31, 2013 (Unaudited)

FVIT American Funds® Managed Risk Portfolio, FVIT BlackRock Global Allocation Managed Risk Portfolio, FVIT Index Managed Risk Portfolio, FVIT Select Advisor Managed Risk Portfolio and FVIT WMC Research Managed Risk Portfolio (Sub-Adviser – Milliman Financial Risk Management LLC)

At an in-person meeting held on September 10, 2013, the Board of Trustees (the “Trustees” or the “Board”) of Forethought  Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Forethought Investment Advisors, LLC (the “Adviser”) and Milliman Financial Risk Management LLC (“Milliman”), on behalf of FVIT American Funds® Managed Risk Portfolio, FVIT BlackRock Global Allocation Managed Risk Portfolio, FVIT Index Managed Risk Portfolio, FVIT Select Advisor Managed Risk Portfolio and FVIT WMC Research Managed Risk Portfolio (each a “Portfolio” and collectively the “Portfolios). The Trustees requested, received and reviewed written responses from the Adviser and from Milliman to questions posed on behalf of the Trustees.  The Trustees also received an in-person presentation concerning the Sub-Advisory Agreement from personnel of Milliman at the September 10, 2013 meeting.

Prior to the meeting, the Trustees received a memorandum from counsel to the Trust describing the legal standards for their consideration and approval of the Sub-Advisory Agreement.  Prior to voting on the approval of the Sub-Advisory Agreement, the Independent Trustees met in executive session with counsel to the Trust.  The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services.  The Trustees reviewed the nature of the services to be provided by Milliman.  The Trustees reviewed Milliman’s investment philosophy and process.  The Trustees reviewed the resources, experience and capabilities of Milliman and the personnel who will provide services to the Portfolio.  The Trustees also noted the Adviser’s recommendation that Milliman should be retained.  The Trustees concluded that Milliman’s experience and reputation demonstrate that Milliman is capable of providing high quality services to each Portfolio.

Performance.  The Trustees reviewed the performance information provided with respect to other funds that utilize Milliman’s strategy.  The Trustees discussed the fact that the information was of limited utility given that the Milliman strategy accounted for only a portion of each Portfolio’s performance history.  The Trustees concluded that Milliman is capable of managing the Portfolios in manner that contributes to achieving each Portfolio’s investment objectives.

Fees and Expenses.  The Trustees reviewed the proposed sub-advisory fee arrangement for each Portfolio and noted the representations of the Adviser that the fee arrangement was negotiated by the Adviser on an arm’s length basis.  The Trustees reviewed the information provided by Milliman with respect to fees charged to other funds using the strategy proposed for each Portfolio and Milliman’s standard sub-advisory fee schedules.  The Trustees concluded that Milliman’s proposed sub-advisory fees for each Portfolio are fair and reasonable in light of the services to be provided by Milliman to each Portfolio.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to Milliman’s management of the Portfolio.  The Trustees concluded that the sub-advisory fees to be paid by the Adviser to Milliman will reflect the benefits of economies of scale resulting from the growth of assets.

Profitability.  The Trustees were not provided with information on Milliman’s anticipated profitability with respect to managing each Portfolio.  However, based on the information provided by Milliman regarding fees charged to other funds that utilize the proposed Milliman strategy and the factors considered in setting each Portfolio’s proposed sub-advisory fee, the Trustees concluded that Milliman’s profits with respect to each Portfolio would not be unreasonable.

Other Benefits.  The Trustees considered other benefits to Milliman and its affiliates from its proposed relationship with each Portfolio.  The Trustees noted that Milliman would not receive soft dollar benefits in connection with its sub-advisory relationship with each Portfolio.

FVIT Portfolios

SUPPLEMENTAL INFORMATION (Continued)

December 31, 2013 (Unaudited)

Conclusion. Having requested and received such information from the Adviser and Milliman as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees, including the Independent Trustees voting separately, unanimously concluded that approving the Sub-Advisory Agreement for an initial two-year term is in the best interests of each Portfolio and its future shareholders.

FVIT Portfolios

SUPPLEMENTAL INFORMATION (Continued)

December 31, 2013 (Unaudited)

FVIT WMC Research Managed Risk Portfolio (Sub-Adviser – Wellington Management Company, LLP)

At an in-person meeting held on September 10, 2013, the Board of Trustees (the “Trustees” or the “Board”) of Forethought  Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Forethought Investment Advisors, LLC (the “Adviser”) and Wellington Management Company, LLP (“Wellington”), on behalf of FVIT WMC Research Managed Risk Portfolio (the “Portfolio”). The Trustees requested, received and reviewed written responses from the Adviser and from Wellington to questions posed on behalf of the Trustees.  The Trustees also received an in-person presentation concerning the Sub-Advisory Agreement from personnel of Wellington at the September 10, 2013 meeting.

Prior to the meeting, the Trustees received a memorandum from counsel to the Trust describing the legal standards for their consideration of the approval of the Sub-Advisory Agreement.  Prior to voting on the approval of the Sub-Advisory Agreement, the Independent Trustees met in executive session with counsel to the Trust.  The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services.  The Trustees noted that Wellington will provide certain research, security selection, trade execution, and compliance services for the Portfolio.  The Trustees reviewed Wellington’s investment philosophy and process.  The Trustees reviewed the resources, experience and capabilities of Wellington and the personnel who will provide services to the Portfolio.  The Trustees also noted the Adviser’s recommendation that Wellington should be retained.  The Trustees concluded that Wellington’s experience and reputation demonstrate that Wellington is capable of providing high quality services to the Portfolio.

Performance.  The Trustees noted that although Wellington does not manage other funds using the strategy that it will utilize in managing the Portfolio, the Trustees reviewed performance information for the Wellington strategies that would be used to manage the Portfolio’s fixed income and equity allocations, respectively.  The Trustees concluded that Wellington is capable of managing the Portfolio in manner that contributes to achieving each Portfolio’s investment objectives.

Fees and Expenses.  The Trustees reviewed the proposed sub-advisory fee arrangement for the Portfolio and noted the representations of the Adviser that the fee arrangement was negotiated by the Adviser on an arm’s length basis.  The Trustees reviewed the information provided by Wellington with respect to Wellington’s standard sub-advisory fee schedules.  The Trustees concluded that Wellington’s proposed sub-advisory fees for the Portfolio are fair and reasonable in light of the services to be provided by Wellington to the Portfolio.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to Wellington’s management of the Portfolio.  The Trustees concluded that the sub-advisory fees to be paid by the Adviser to Wellington will reflect the benefits of economies of scale resulting from the growth of assets.

Profitability.  The Trustees were not provided with information on Wellington’s anticipated profitability with respect to managing the Portfolio.  However, based on the information provided by Wellington regarding its standard sub-advisory fee schedules and the factors considered in setting the Portfolio’s proposed sub-advisory fee, the Trustees concluded that Wellington’s profits with respect to the Portfolio would not be unreasonable.

Other Benefits.  The Trustees considered other benefits to Wellington and its affiliates from its proposed relationship with the Portfolio.  The Trustees noted that Wellington may receive soft dollar benefits in connection with its sub-advisory relationship with the Portfolio.

Conclusion. Having requested and received such information from the Adviser and Wellington as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees, including the Independent Trustees voting separately, unanimously concluded that approving the Sub-Advisory Agreement for an initial two-year term is in the best interests of the Portfolio and its future shareholders.

FVIT Portfolios

SUPPLEMENTAL INFORMATION (Continued)

December 31, 2013 (Unaudited)

FVIT American Funds® Managed Risk Portfolio, FVIT BlackRock Global Allocation Managed Risk Portfolio, FVIT Index Managed Risk Portfolio, FVIT Select Advisor Managed Risk Portfolio and FVIT WMC Research Managed Risk Portfolio   (Adviser – Forethought Investment Advisors, LLC) (Sub-Adviser – Milliman Financial Risk Management LLC (all Funds)) (Sub-Adviser – Wellington Management Company, LLP (FVIT WMC Research Managed Risk Portfolio))

At a special in-person meeting held on October 3, 2013, the Board of Trustees (the “Trustees” or the “Board”) of Forethought Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the approval of a new investment advisory agreement (the “New Advisory Agreement”) between Forethought Investment Advisors, LLC (the “Adviser”) and the Trust, on behalf of FVIT American Funds® Managed Risk Portfolio, FVIT BlackRock Global Allocation Managed Risk Portfolio, FVIT Index Managed Risk Portfolio, FVIT Select Advisor Managed Risk Portfolio and FVIT WMC Research Managed Risk Portfolio (“FVIT WMC Portfolio”) (each a “Portfolio” and collectively the “Portfolios”) in light of the sale of the Adviser’s parent company (the “Transaction”) to Global Atlantic Financial Group (“Global Atlantic”). The Trustees also discussed the approval of new investment sub-advisory agreements (the “New Sub-Advisory Agreements” and together with the New Advisory Agreement, the “New Agreements”) among: (i) the Adviser, the Trust, on behalf of each Portfolio, and Milliman Financial Risk Management LLC (“Milliman”); and (ii) the Adviser, the Trust, on behalf of FVIT WMC Portfolio, and Wellington Management Company, LLP (“Wellington”).  The Trustees requested, received and reviewed written responses from the Adviser to questions posed to the Adviser on behalf of the Trustees relating to the New Agreements and the Transaction.  The Trustees also received in-person presentations concerning the New Agreements and the Transaction from personnel of the Adviser and Global Atlantic at the October 3, 2013 meeting. Given that the Board had recently approved the Portfolios’ existing agreements with the Adviser, Milliman and Wellington at its September 10, 2013 meeting and that the New Agreements contained no material changes, the Board focused on the material aspects of the Transaction and its expected impact on the Adviser and its affiliates.

Prior to the meeting, the Trustees received a memorandum from counsel to the Trust describing the legal standards for their consideration of the approval of the New Agreements.  Prior to voting on the approval of the New Agreements, the Independent Trustees met in executive session with counsel to the Trust.  The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services.  The Trustees considered representations from the Adviser that the personnel responsible for servicing the Portfolios, including service provider personnel, were not expected to change as a result of the Transaction.  The Trustees also considered representations from Global Atlantic that it did not anticipate any immediate changes to: (i) the Adviser’s management team; (ii) the personnel or service providers providing services to the Trust; or (iii) the role of the Trust in supporting Forethought Life Insurance Company’s variable annuity products.  The Trustees noted that Global Atlantic had not identified any apparent conflicts of interest with Global Atlantic’s existing product lines as a result of the Transaction.  The Trustees concluded that the Adviser would continue to have sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed New Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Adviser to each Portfolio remained satisfactory.  The Trustees also noted that the Transaction was not expected to affect the ability of Milliman or Wellington to provide services to the relevant Portfolios.

Performance.  Given that the personnel responsible for servicing the Portfolios and the resources afforded to those personnel were not expected to change as a result of the transaction, the Trustees concluded that the Adviser, Milliman and Wellington continued to be capable of managing the relevant Portfolios in manner that seeks to achieve each Portfolio’s investment objectives.

Fees and Expenses. The Trustees noted that no changes were proposed to the Portfolios’ fees and expenses as a result of the Transaction.  Thus, consistent with their review in connection with the existing advisory and sub-advisory agreements, the Trustees concluded that the fees and expenses proposed to be charged to the relevant Portfolios under the New Agreements are fair and reasonable in light of the services to be provided.

FVIT Portfolios

SUPPLEMENTAL INFORMATION (Continued)

December 31, 2013 (Unaudited)

Economies of Scale. The Trustees considered the Advisor’s belief that the Transaction may provide the potential for future Portfolio growth as a result of the Adviser being part of larger domestic enterprise with enhanced financial and personnel resources. The Trustees noted that they intend to monitor each Portfolio’s assets to determine whether advisory fee breakpoints or additional sub-advisory fee breakpoints may be appropriate in the future.

Profitability.  The Trustees considered that the level of profits that could be expected to accrue to the Adviser with respect to each Portfolio were not expected to change as a result of the Transaction.  The Trustees concluded that based on the services to be provided and the projected growth of each Portfolio, the advisory fees were reasonable and that anticipated profits from the Adviser’s relationship with each Portfolio were not excessive.  The Trustees also noted that the Transaction was not expected to influence the level of profits that could be expected to accrue to Milliman or Wellington from their relationships with the relevant Portfolios.

Other Benefits.  The Trustees considered that the Transaction was not expected to impact other benefits to the Adviser, Milliman, or Wellington or any of their affiliates from their relationships with the relevant Portfolios, including the role of the Portfolios in supporting the variable annuity products offered by Forethought Life Insurance Company.

Conclusion. Having requested and received such information from the Adviser and Global Atlantic as the Trustees believed to be reasonably necessary to evaluate the terms of the New Agreements in light of the Transaction, and as assisted by the advice of counsel, the Trustees, including the Independent Trustees voting separately, unanimously concluded that approving New Agreements for initial two-year terms is in the best interests of each relevant Portfolio and its future shareholders.

FVIT Portfolios

SUPPLEMENTAL INFORMATION

December 31, 2013 (Unaudited)

Independent Trustees
Name, Address and Age	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Year of Birth: 1951	Trustee since 2013	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director, Rabobank International (2006-2007)	5	Two Roads Shared Trust (since 2012); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013)
Mitchell E. Appel Year of Birth: 1970	Trustee since 2013	President, Value Line Funds (since 2008); Chief Financial Officer, Value Line, Inc. (from April 2008 to December 2010 and from September 2005 to November 2007); Chief Financial Officer, XTF Asset Management (from 2007 to 2008); Chief Financial Officer, EULAV Asset Management (since April 2008); President, EULAV Asset Management (since 2009); President, EULAV Securities (since 2009)	5	Value Line Funds (since 2010); Value Line Inc. (February 2010 to December 2010); EULAV Asset Management (since 2010)

FVIT Portfolios

SUPPLEMENTAL INFORMATION (CONTINUED)

December 31, 2013 (Unaudited)

Joseph E. Breslin Year of Birth: 1953	Trustee since 2013	Consultant to Investment Managers (2009 to Present), Chief Operating Officer, Central Park Credit Holdings, Inc. (2007 to 2009), Chief Operating Officer, Aladdin Capital Management LLC (February 2005 to 2007); Independent Consultant, Independence Community Bank (May 2003 to January 2005)	5	Kinetics Mutual Funds, Inc. (since 2000); Kinetics Portfolios Trust (since 2000); Hatteras Trust (since 2004)

Interested Trustee and Officers of the Trust
Name, Address and Age	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Robert M. Arena, Jr. Year of Birth: 1968 **	Trustee and President/Chief Executive Officer since 2013	Executive Vice President, Forethought Financial Group, Inc., (since 2013); President, Forethought Variable Insurance Trust 2012 -2013; Director and Co-President, Hartford Securities Distribution Company, Inc. 2010-2012; Executive Vice President, Global Annuity, The Hartford,(September 2010 - December 2012); Executive Vice President, Retail Product Management, The Hartford, (January 2008-September 2010); Senior Vice President, Retail Product Management, The Hartford, (May 2007-January 2008); Vice President, Individual Annuity, Product Management, The Hartford, (January 2006-May 2007)	5	None
David K. Mullen Year of Birth 1966**	Trustee since 2013	Senior Vice President and Chief Administrative Officer. Forethought Financial Group, Inc. (since 2011), Senior Vice President and Assistant General Counsel, Forethought Group, Inc. (2004-2007); Vice President and General Counsel, Forethought Life Insurance Company (2000-2004), Director of Legal Services, Forethought Financial Services, Inc., (1998-2000), Corporate Counsel, Forethought Financial Services, Inc. (1996-1998), Vice President and General Counsel, U.S. Financial Life Insurance Company (1990-1996)	5	Forethought Life Insurance Company, (since 2008), Forethought National Life Insurance Company, (since 2008) and Forethought Financial Services, Inc. (since 2008)
Laura Szalyga Year of Birth: 1978	Treasurer/Chief Financial Officer since 2013	Assistant Vice President, Gemini Fund Services, LLC (since 2011); Assistant Vice President of Fund Administration, BNY Mellon (2004-2011).	N/A	N/A
Name, Address and Age	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

FVIT Portfolios

SUPPLEMENTAL INFORMATION (CONTINUED)

December 31, 2013 (Unaudited)

Sarah M. Patterson Year of Birth: 1976	Secretary/Chief Legal Officer since 2013

Vice President and Assistant General Counsel, Forethought Financial Group, Inc. (since 2013); Assistant Vice President and Assistant General Counsel, The Hartford (2004-2013); Associate, LeBoeuf, Lamb, Greene & MacRae, LLP (2001-2004).

			N/A	N/A
James Ash Year of Birth: 1976	Assistant Secretary since 2013

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Craig Anderson Year of Birth: 1976	Assistant Treasurer since 2013	Senior Vice President, Controller and Chief Accounting Officer, Forethought Financial Group, Inc. (since 2008); Second Vice President, National Life Group (2005-2008)	N/A	N/A
Mary Cavanaugh Year of Birth: 1951	Chief Compliance Officer since 2013

Executive Vice President, Secretary and General Counsel, Forethought Financial Group, Inc.(since 2006); Senior Vice President and Chief Legal Officer, AIG Retirement Services (from 2001 –2006); Executive Vice President and General Counsel, American General Retirement Services (1999-2001).

			N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**Mr. Arena and Mr. Mullen are interested persons of the Trust because they are officers of Forethought Investment Advisers, LLC.

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-881-7735.

PRIVACY NOTICE

FVIT

FACTS	WHAT DOES FVIT DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons FVIT chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does FVIT share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-877-881-7735

PRIVACY NOTICE

FVIT

Page 2

What we do:
How does FVIT protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does FVIT collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • FVIT has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • FVIT does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • FVIT doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-877-881-7735 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Form N-Qs are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of The Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT ADVISOR

Forethought Investment Advisors, LLC

300 North Meridian Street, Suite 1800

Indianapolis, IN 46204

INVESTMENT SUB-ADVISOR

Milliman Financial Risk Management, LLC

71 S. Wacker Drive, 31st Floor

Chicago, IL 60606

Wellington Management Company, LLP

280 Congress Street

Boston, MA 02210

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive Suite 110

Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Joseph Breslin is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Breslin is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FYE 2013 - $85,000

(b)

Audit-Related Fees

FYE 2013 - None

(c)

Tax Fees

FYE 2013 - $10,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

FYE 2013 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - None

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Forethought Variable Insurance Trust

By (Signature and Title)

/s/ Robert Arena

       Robert Arena, President

Date

4/3/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Robert Arena

        Robert Arena, President

Date

4/3/14

By (Signature and Title)

/s/ Laura Szalyga

       Laura Szalyga, Treasurer

Date

4/3/14